EXECUTION COPY


                          SECURITIES EXCHANGE AGREEMENT

     SECURITIES EXCHANGE AGREEMENT (the "AGREEMENT"), dated as of April 30, 2007, by and among Charys Holding Company, Inc. (the "COMPANY") and the investors listed on the Schedule of Investors attached hereto (individually, a "INVESTOR" and collectively, the "INVESTORS").

                                    WHEREAS:

     A. The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

     B. In exchange for refinancing the shares of Series D Cumulative Preferred Stock in the Company set forth opposite such Investor's name in column
(4) on the Schedule of Investors, the Company has authorized the issuance of subordinated unsecured convertible notes of the Company in substantially the form attached hereto as Exhibit A (together with any convertible notes issued in
                        ---------
replacement thereof in accordance with the terms thereof, the "NOTES"), which Notes shall be convertible into the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), in accordance with the terms of the Notes.

     C. Each Investor wishes to exchange and the Company wishes to exchange, upon the terms and conditions stated in this Agreement, that aggregate principal amount of Notes set forth opposite such Investor's name in column (3) on the Schedule of Investors (which aggregate principal amount for all Investors shall be $15,037,278 and the shares of Common Stock into which such Notes are convertible being referred to herein as the "CONVERSION SHARES"), in exchange for such number of Series D Cumulative Preferred Stock in the Company as is set forth opposite such Buyer's name in column (4) on the Schedule of Investors.

     D. The Company and Buyer intend that the aforementioned exchange shall be in accordance with the requirements of Rule 144(d)(3) of the 1933 Act such that the Notes shall be deemed to have been acquired at the same time as the Series D Cumulative Preferred Stock in the Company surrendered in connection with the exchange.

     E. In the event of certain defaults with respect to payments under the Notes, the Company shall issue warrants in substantially the form attached hereto as Exhibit B (the "DEFAULT WARRANTS"), to acquire that number of shares
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of  Common  Stock  as  provided  in  the  Notes  (the "DEFAULT WARRANT SHARES").

     F. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS
                                             ---------
AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     G. At the Closing, that certain Escrow Shares Escrow Agreement pursuant to which the Company issued and delivered to Gottbetter & Partners, LLP
8,666,666  shares  of  Common  Stock  as  "security  stock" shall be terminated.

     H. Those certain warrants issued to the Investors on May 19, 2006 shall continue to be outstanding following the Closing.

     I. The Notes, the Conversion Shares, the Default Warrants and the Default Warrant Shares are collectively referred to herein as the "SECURITIES."

     NOW,  THEREFORE,  the  Company  and  each Investor hereby agree as follows:

     1.     PURCHASE  AND  PLACECITYSALE  OF  NOTES.

     (a)     Amount.  Subject  to the satisfaction (or waiver) of the conditions
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set  forth  in Sections 6 and 7 below, the Company shall issue to each Investor, and each Investor severally, but not jointly, agrees to exchange with the Company on the Closing Date (as defined below), a principal amount of Notes, as is set forth opposite such Investor's name in column (3) on the Schedule of Investors.

     (b)     Closing.  The  closing (the "CLOSING") of the purchase of the Notes
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by  the Investors shall occur at the offices of McDermott, Will & Emery LLP, 340
Madison Avenue, New York, New York 10173. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m., New York City time, on the date hereof, subject to the notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and each Investor). As used herein "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

     (c)     Exchange  Consideration.  The  aggregate exchange consideration for
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the  Notes  to be received by each Investor (the "Exchange Consideration") shall be the number of shares of Series D Cumulative Preferred Stock in the Company set forth opposite such Investor's name in column (4) on the Schedule of Investors.

     (d)     Exchange  of  Shares.  On the Closing Date, (A) each Investor shall
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deliver  its  portion of the Exchange Consideration to the Company for the Notes
to be issued to such Investor at the Closing, by delivery of certificates representing such number of Series D Cumulative Preferred Stock in the Company as is set forth opposite such Investor's name in column (4) on the Schedule of Investors (the "SERIES D CUMULATIVE PREFERRED CERTIFICATES"), duly endorsed (or accompanied by duly executed stock powers) for transfer to the Company and (B) the Company shall deliver to each Investor the Notes (in the principal amounts as is set forth opposite such Investor's name in column (3) on the Schedule of Investors), each duly executed on behalf of the Company and registered in the name of such Investor or its designee.

     2.     REPRESENTATIONS  AND  WARRANTIES.

     Each  Investor  represents  and  warrants with respect to only itself that:

     (a)     Organization;  Authority.  Such  Investor  is  an  entity  duly
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organized,  validly  existing  and  in  good  standing  under  the  laws  of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

     (b)     No Public Sale or Distribution.  Such Investor is (i) acquiring the
             ------------------------------
Notes and, if applicable, the Default Warrants, (ii) upon conversion of the Notes will acquire the Conversion Shares, and (iii), if applicable, upon exercise of the Default Warrants will acquire the Default Warrant Shares, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Investor is not a broker-dealer registered, or required to be registered, with the SEC under the 1934 Act. Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

     (c)     Accredited  Investor  Status.  Such  Investor  is  an  "accredited
             ----------------------------
investor"  as  that  term  is  defined  in  Rule  501(a)  of  Regulation  D.

     (d)     Reliance  on  Exemptions.  Such  Investor  understands  that  the
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Securities  are  being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

     (e)     Information.  Such  Investor  and  its  advisors, if any, have been
             -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the transactions contemplated hereby which have been requested by such Investor. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect such Investor's right to rely on the Company's representations and warranties contained herein. Such Investor understands that its investment in the Securities involves a high degree of risk. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Securities. Specifically, such Investor has been provided with access to all of the Company's SEC Documents (as defined below), including the following: (i) the Company's annual report to stockholders for the fiscal year ended April 30, 2006, and the definitive proxy statement filed in connection with that annual report; (ii) the information contained in an annual report on Form 10-KSB under the 1934 Act for the fiscal year ended April 30, 2006; and (iii) the information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c), and 15(d) of the 1934 Act since the distribution or filing of the reports specified above. As used herein, "SEC Documents" means all reports, schedules, exhibits, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the reporting requirements of the 1934 Act (including documents incorporated by reference therein), including the registration statement filed by the Company on Form SB-2 on April 30, 2007 and any other registration statements filed by the Company pursuant to the 1933 Act.

     (f)     No  Governmental  Review.  Such  Investor  understands  that  no
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United  States  federal  or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     (g)     Transfer  or  Resale.  Such  Investor  understands  that  except as
             --------------------
provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Investor shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended (or a successor rule thereto) (collectively, "RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(g).

     (h)     Legends.  Such  Investor understands that the certificates or other
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instruments representing the Notes and, if applicable, the Default Warrants and, until such time as the resale of the Conversion Shares and the Default Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Default Warrant Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

     [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE]

[EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE
STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
(B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A. The Company shall bear all fees and expenses related to the removal of the legend and issuance of any new unlegended Securities.

     (i)     Validity;  Enforcement.  This Agreement and the Registration Rights
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Agreement  have  been  duly  and  validly  authorized, executed and delivered on behalf of such Investor and shall constitute the legal, valid and binding obligations of such Investor enforceable against such Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (j)     No  Conflicts.  The  execution,  delivery  and  performance by such
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Investor  of  this  Agreement  and  the  Registration  Rights  Agreement and the
consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party), (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

     (k)     Residency.  Such  Investor  is  a  resident  of  that  jurisdiction
             ---------
specified  below  its  address  on  the  Schedule  of  Investors.

     (l)     General  Solicitation.  No Investor is purchasing the Securities as
             ---------------------
a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

     3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.

     The Company represents and warrants to each of the Investors that, except as otherwise set forth in the SEC Documents or otherwise on the schedule of exceptions delivered to the Investors in connection with the execution of this Agreement (the "SCHEDULES"):

     (a)     Organization  and  Qualification.   The  Company  and  its
             --------------------------------
"Subsidiaries" (which for purposes of this Agreement means any joint venture or any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, both taken as a whole and individually as to any Subsidiary that is a Significant Subsidiary (as defined in Regulation S-X), or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule 3(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, except for Permitted Liens (as defined in the Notes), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. For purposes of this Agreement, "Lien" means, with respect to any property, any mortgage, pledge, hypothecation, assignment, security interest, tax lien, charge, or other lien, easement or encumbrance.

     (b)     Authorization;  Enforcement;  Validity.  The  Company  has  the
             --------------------------------------
requisite corporate power and authority to enter into and perform its obligations under this Agreement, if applicable, the Default Warrants, the Registration Rights Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, the issuance of the Default Warrants and the reservation for issuance and issuance of the Default Warrant Shares issuable upon exercise of the Default Warrants, have been duly authorized by the Company's Board of Directors and (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and any other filings as may be required by any state securities agencies) no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

     (c)     Issuance  of  Securities.  The  issuance  of  the  Notes  and,  if
             ------------------------
applicable, the Default Warrants are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 130% of the sum of the maximum number of shares of Common Stock issuable upon conversion of the Notes (without taking into account any limitations on the conversion of the Notes set forth in the Notes. Upon issuance or conversion in accordance with the Notes or exercise in accordance with the Default Warrants, as the case may be, the Conversion Shares and the Default Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the representations and warranties of the Investors in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

     (d)     No  Conflicts.  The  execution,  delivery  and  performance of this
             -------------
Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, if applicable, the Default Warrants, and reservation for issuance of the Conversion Shares and the Default Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined in Section 3(r)) of the Company or Bylaws (as defined in Section 3(r)) of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except to the extent such conflict, default or termination right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Over-The-Counter Bulletin Board of the NASD (the "PRINCIPAL MARKET") applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or
(iii) above, to the extent such violations would not reasonably be expected to have a Material Adverse Effect.

     (e)     Consents.  The  Company  is  not  required  to  obtain any consent,
             --------
authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement and the other Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date or as may be otherwise permitted hereunder, and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

     (f)     Acknowledgment  Regarding  Investors'  Purchase of Securities.  The
             -------------------------------------------------------------
Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm's-length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and that no Investor is (i) an officer or director of the Company, (ii) an "affiliate" of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to its knowledge, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities
Exchange Act of 1934, as amended (the "1934 ACT")). The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Investor or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Investor's purchase of the Securities. The Company further represents to each Investor that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

     (g)     No  General  Solicitation;  Placement  Agent's  Fees.  Neither  the
             ----------------------------------------------------
Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged Gottbetter Capital Finance, LLC to structure the transaction in connection with the exchange of the Securities. The Company has not engaged any placement agent or other agent in connection with the exchange of the Securities.

     (h)     No Integrated Offering.  None of the Company, its Subsidiaries, any
             ----------------------
of their affiliates, or any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates or any Person acting on its or their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

     (i)     Dilutive Effect.  The Company understands and acknowledges that the
             ---------------
number of Conversion Shares and/or Default Warrant Shares issuable upon exercise of the Notes and/or Default Warrants, as applicable, will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and its obligation to issue the Default Warrant Shares upon exercise of the Default Warrants in accordance with the Notes and the Default Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

     (j)     Application of Takeover Protections; Rights Agreement.  The Company
             -----------------------------------------------------
and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its incorporation which is or could become applicable to any Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Investor's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

     (k)     SEC  Documents;  Financial  Statements.  Except as disclosed in the
             --------------------------------------
SEC Documents or on Schedule 3(k), during the two (2) years prior to the date hereof, the Company has filed all SEC Documents required to be filed by it with the SEC. The Company has delivered to the Investors or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system that have been requested by each Investor. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investors which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(e) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

     (l)     Absence  of  Certain  Changes.  Except  as  disclosed  in  the  SEC
             -----------------------------
Documents filed at least three Business Days prior to the date of this Agreement, since the date of the Company's most recent audited financial statements contained in a Form 10-KSB, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries. Since the date of the Company's most recent audited financial statements contained in a Form 10-KSB, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $500,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $500,000. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company, individually and on a consolidated basis, is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this
Section 3(l), "Insolvent" means (i) the present fair saleable value of the Company's and its Subsidiaries' assets is less than the amount required to pay the Company's and its Subsidiaries' total Indebtedness (as defined in Section 3(s)), (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

     (m)     No  Undisclosed Events, Liabilities, Developments or Circumstances.
             ------------------------------------------------------------------
No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 or any other applicable form filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

     (n)     Conduct  of  Business; Regulatory Permits.  Neither the Company nor
             -----------------------------------------
any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or Bylaws or their organizational charter or certificate of incorporation or any certificate of designation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any law, statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries is, or will conduct its business, in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two (2) years prior to the date hereof, except as disclosed in the SEC Documents filed at least three Business Days prior to the date of this Agreement, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     (o)     Foreign  Corrupt  Practices.  Neither  the  Company  nor any of its
             ---------------------------
Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     (p)     Sarbanes-Oxley  Act.  The Company is in compliance with any and all
             -------------------
applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

     (q)     Transactions  with  Affiliates.  Except  as  set  forth  on the SEC
             ------------------------------
Documents filed at least three Business Days prior to the date of this Agreement, or in Schedules to this Agreement, none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

     (r)     Equity Capitalization.  As of  February  28,  2007,  the authorized
             ---------------------
capital stock of the Company consists of (i) 300,000,000 shares of Common Stock, of which as of such date, 40,264,710 were issued and outstanding, up to 8,000,000 shares were reserved for issuance pursuant to the Company's stock option and purchase plans and 223,300,000 shares were reserved for issuance pursuant to securities (including the Notes) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of which as of such date, 1,000,000 shares of Series A Preferred Stock were issued and outstanding, 500,000 shares of Series C Preferred Stock were issued and outstanding, and 900 shares of Series D
Preferred Stock were issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed on Schedule 3(m) or as set forth in the SEC Documents filed at least three Business Days prior to the date hereof, (i) none of the Company's capital stock is subject to any preemptive rights or any similar rights, or any Liens suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries;
(iii) there are no outstanding debt securities, notes, credit or loan agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined below) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to purchase, repurchase, retire or redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the transactions contemplated hereby; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in such SEC Documents but not so disclosed in such SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to each Investor true, correct and complete copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws") not available on the EDGAR system if such Certificate of Incorporation and Bylaws have been requested in writing by such Holder. The terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto are disclosed in the SEC Documents that have been filed at least three Business Days prior to the date of this Agreement.

     (s)     Indebtedness  and Other Contracts.  Except as disclosed on Schedule
             ---------------------------------
3(s), the SEC Documents filed at least three Business Days prior to the date of this Agreement, or any of the other Schedules attached hereto, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect,
(iii) is in violation of any term of or in default under (and no event or circumstance has occurred or is existing that, with the giving of notice or passage of time, or both, would constitute any such violation of or default under) any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services including (without limitation) capital leases in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced and incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred in connection with a financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the

Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and
(z) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     (t)     Absence  of  Litigation.  Except  as disclosed on the SEC Documents
             -----------------------
filed at least three Business Days prior to the date of this Agreement, or any of the other Schedules attached hereto, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company's Subsidiaries or any of the Company's or its Subsidiaries' officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company.

     (u)     Insurance.  The Company and each of its Subsidiaries are insured by
             ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     (v)     Employee  Relations.
             -------------------

          (i) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company (as defined in Rule 501(f) of the 1933 Act) or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

          (ii) The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (iii) To the knowledge of the Company, no key employee or group of employees has any plans to terminate employment with the Company or any Subsidiary.

     (w)     Title.  The  Company  and its Subsidiaries have good and marketable
             -----
title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

     (x)     Intellectual Property Rights.  The Company and its Subsidiaries own
             ----------------------------
or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted. None of the Company's or its Subsidiaries' Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its existing Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

     (y)     Environmental  Laws.  The  Company  and its Subsidiaries (i) are in
             -------------------
compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

     (z)     Subsidiary  Rights.  The Company or one of its Subsidiaries has the
             ------------------
unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

     (aa)     Tax Status.  The Company and each of its Subsidiaries (i) has made
              ----------
or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject,
(ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as disclosed on Schedule 3(aa), the SEC Documents filed at least three Business Days prior to the date of this Agreement, or any of the other Schedules attached hereto, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     (bb)     Internal Accounting and Disclosure Controls.  The Company and each
              -------------------------------------------
of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. During the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

     (cc)     Off  Balance  Sheet  Arrangements.  There  is  no  transaction,
              ---------------------------------
arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

     (dd)     Investment  Company  Status.  The  Company  is  not,  and  upon
              ---------------------------
consummation of the sale of the Securities will not be, an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

     (ee)     Transfer  Taxes.  On the Closing Date, all stock transfer or other
              ---------------
taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be issued to each Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

     (ff)     Acknowledgement  Regarding  Investors'  Trading  Activity.  It  is
              ---------------------------------------------------------
understood and acknowledged by the Company (i) that following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Investors have been asked by the Company or its Subsidiaries to agree, nor has any Investor agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that any Investor, and counter parties in "derivative" transactions to which any such Investor is a party, directly or indirectly, presently may have a "short" position in the Common Stock which were established prior to such Investor's knowledge of the transactions contemplated by the Transaction Documents, and
(iii) that each Investor shall not be deemed to have any affiliation with or control over any arm's-length counterparty in any "derivative" transaction. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, one or more Investors may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares and, if applicable, the Default Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders' equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, if applicable, the Default Warrants or any of the documents executed in connection herewith.

     (gg)     Registration Eligibility.  The Company is eligible to register the
              ------------------------
Conversion Shares and, if applicable, the Default Warrant Shares for resale by the Investors using Form S-1 or any other available form promulgated under the 1933 Act.

     (hh)     Manipulation of Price.  The Company and its Subsidiaries have not,
              ---------------------
and to the Company's knowledge no one acting on their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (ii)     U.S.  Real  Property Holding Corporation.  The Company is not, nor
              ----------------------------------------
has  ever  been,  a U.S. real property holding corporation within the meaning of
Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Investor's request.

     (jj)     Disclosure.  The  Company  confirms  that neither it nor any other
              ----------
Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company and its Subsidiaries, their business and the transactions contemplated by this Agreement and the other Transaction Documents, including the Schedules and Exhibits hereto and thereto, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made, not misleading. No press release issued by the Company or its Subsidiaries during the twelve (12) months preceding the date of this Agreement contained at the time of release any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, assets, liabilities, properties, prospects, operations or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly announced or disclosed.

     (kk)     Ranking of Notes.  All existing Indebtedness of the Company or its
              ----------------
Subsidiaries is senior to or ranks pari passu with the Notes in right of payment, whether in respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise. In that regard, the Investors specifically acknowledge that all of those certain 8.75% Senior Convertible Notes issued February 16, 2007 in the principal amount of $175 million, and issued March 6, 2007 in the principal amount of $26.25 million in connection with the issuance of securities of the Company by McMahan Securities Co. L.P. are expressly acknowledged to be senior to the Notes in right of payment, whether in respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

     4.     COVENANTS.

     (a)     Best  Efforts.  Each  party  shall  use its reasonable best efforts
             -------------
timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     (b)     Form  D  and  Blue  Sky.  The  Company agrees to file a Form D with
             -----------------------
respect to the Securities as required under Regulation D and to provide a copy thereof to each Investor promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investors on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

     (c)     Reporting Status.  Until the date on which the Investors shall have
             ----------------
sold all the Conversion Shares and Default Warrant Shares, and none of the Notes or Default Warrants is outstanding (the "REPORTING PERIOD"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

     (d)     Intentionally  Omitted.
             ----------------------

     (e)     Financial Information.  The Company agrees to send the following to
             ---------------------
each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports and Quarterly Reports on Form 10-K, 10-KSB, 10-Q or 10-QSB, any interim reports or any consolidated balance sheets, income statements, stockholders' equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

     (f)     Listing.  The  Company  shall promptly secure the listing of all of
             -------
the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such exchange or automated quotation system or an Eligible Market. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

     (g)     Fees.  The  Company  shall  reimburse Castlerigg Master Investments
             ----
Ltd., or its designee(s), and Gottbetter Partners, LLP, or its designee(s) (in each case, in addition to any other expense amounts paid to any Investor prior to the date of this Agreement), for all reasonable costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including reasonable legal fees and disbursements in connection therewith and documentation and implementation of the Transaction Documents), which amount shall be paid at the Closing. The Company represents and warrants that there are no placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Investor) relating to or arising out of the transactions contemplated by the Transaction Documents, other than a $2,000 fee payable to Gottbetter Capital Finance, LLC. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any claim relating to any such fees.

     (h)     Pledge of Securities.  The Company acknowledges and agrees that the
             --------------------
Securities, subject to the provisions of Rule 144, may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

     (i)     Disclosure  of  Transactions and Other Material Information.  On or
             -----------------------------------------------------------
before 8:30 a.m., New York time, on the fourth Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching (unless the Company shall elect to defer the filing of exhibits as permitted by the Exchange Act) the material Transaction Documents (including, without limitation, this Agreement, the form of Notes and the Registration Rights Agreement) (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, the Company shall have disclosed any material nonpublic information delivered to the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, stockholders, representatives or agents. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Investor. In the event of a breach of the foregoing covenant by the Company, or any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Investor shall have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure. Subject to the foregoing, none of the Company, its Subsidiaries or any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Investor, neither the Company nor any of its Subsidiaries shall disclose the name of any Investor in any filing, announcement, release or otherwise.

     (j)     Corporate Existence.  So long as any Investor beneficially owns any
             -------------------
Notes or Default Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Default Warrants.

     (k)     Reservation of Shares.  The Company shall take all action necessary
             ---------------------
to at all times have authorized, and reserved for the purpose of issuance, no less than 130% of (i) the maximum number of shares of Common Stock issuable upon conversion of the Notes (assuming for purposes hereof, that the Notes are convertible at the Conversion Price and without taking into account any limitations on the conversion of the Notes set forth in the Notes) and (ii) if applicable, the maximum number of shares of Common Stock issuable upon exercise of the Default Warrants (assuming for purposes hereof the Exercise Price (as defined in the Default Warrants), subject to adjustment for stock splits and stock dividends and without taking into account any limitations on the exercise of the Default Warrants set forth in the Default Warrants).

     (l)     Conduct  of  Business.  The  business  of  the  Company  and  its
             ---------------------
Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any government, or any department or agency thereof or any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

     (m)     Legend.  Certificates  evidencing  the  Default  Warrant Shares and
             ------
Conversion Shares shall not contain any legend (including the legend set forth above), (A) while a registration statement covering the resale of such security is effective under the 1933 Act (provided, however, that the Investor's prospectus delivery requirements under the 1933 Act will remain applicable), or
(B) following any sale of such Default Warrant Shares and/or Conversion Shares pursuant to Rule 144, or (C) if such Default Warrant Shares and/or Conversion Shares are eligible for sale under Rule 144(k), or (D) if such legend is not required under applicable requirements of the 1933 Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Subject to the foregoing, upon written request of the Investor to have such legend removed, the Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the effective date of any registration statement (the "EFFECTIVE DATE") if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this
Section 4(m), it will, no later than three (3) Trading Days (as defined in the Notes) following the delivery by the Investor to the Company or the Company's transfer agent of a certificate representing Default Warrant Shares and/or Conversion Shares issued with a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Default Warrant Shares and/or Conversion Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge(s) the restrictions on transfer set forth herein.

     (n)     Removal  of  Legend.  In addition to the Investor's other available
             -------------------
remedies and provided that the conditions permitting the removal of legend specified in Section 4(m) are met, the Company shall pay to the Investor, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Default Warrant Shares and/or Conversion Shares (based on the Closing Sale Price (as defined in the Notes) of the Common Stock on the date such Default Warrant Shares and/or Conversion Shares are submitted to the Company's transfer agent), $5 per trading day (increasing to $10 per Trading Day five (5) trading days after such damages have begun to accrue) for each Trading Day after the seventh
(7th) trading day following delivery by the Investor to the Company or the Company's transfer agent of a certificate representing Default Warrant Shares and/or Conversion Shares issued with a restrictive legend, until such certificate is delivered to the Investor with such legend removed. Nothing herein shall limit the Investor's right to pursue actual damages for the failure of the Company and its transfer agent to deliver certificates representing any securities as required hereby, and the Investor shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief.

     (o)     Publicity.  The  Company  and  the Investor shall have the right to
             ---------
approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations provided, that the Company shall use its commercially reasonable best efforts to consult the Investor in connection with any such press release or other public disclosure prior to its release and Investor shall be provided with a copy thereof upon release thereof.

     (p)     Company's Failure to Timely Deliver Securities.  In addition to the
             ----------------------------------------------
foregoing, if within three (3) Trading Days after the Company's receipt of the facsimile copy of an exercise or conversion notice the Company shall fail to issue the Conversion Shares or Default Warrant Shares to the Investor, and if on or after such third Trading Day the Investor is required to purchase (in an open market transaction or otherwise) shares of Common Stock in order to deliver in satisfaction of a sale initiated by the Investor in anticipation of receiving from the Company the shares of Common Stock issuable upon such exercise or conversion (a "BUY-IN"), then the Company shall, within three (3) Business Days after the Investor's request and in the Investor's discretion, either (i) pay cash to the Investor in an amount equal to the Investor's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such Conversion Shares or Default Warrant Shares resulting from such exercise or conversion shall terminate, or (ii) promptly honor its obligation to deliver to the Investor a certificate or certificates representing such Conversion Shares or Default Warrant Shares and pay cash to the holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the date of exercise. Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock or to otherwise issue shares of Common Stock upon conversion of the Notes or exercise of the Default Warrant in accordance with the terms thereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief). Notwithstanding the foregoing, the Company shall have no obligations to deliver Conversion Shares or Default Warrant Shares or to pay any Buy-In Price under this Section 4(q) if the Company has timely delivered in good faith a bona fide objection to such conversion or exercise notice.

     5.     REGISTER.

     The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Default Warrants in which the Company shall record the name and address of the Person in whose name the Notes and the Default Warrants have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person, the number of Conversion Shares issuable upon conversion of the Notes and the number of Default Warrant Shares issuable upon exercise of the Default Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Investor or its legal representatives.

     6.     CONDITIONS  TO  THE  COMPANY'S  OBLIGATION  TO  ISSUE.

     (a) The obligation of the Company hereunder to issue the Notes to each Investor at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Investor with prior written notice thereof.

     (b) Such Investor shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

     (c) Such Investor and each other Investor shall have delivered to the Company the Exchange Consideration by delivery of the Series D Cumulative Preferred Certificates, duly endorsed (or accompanied by duly executed stock powers) for transfer to the Company.

     (d) The representations and warranties of such Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing Date.

     (e) The Company shall have obtained approval of the Principal Market to list the Conversion Shares and the Default Warrant Shares.

     7.     CONDITIONS  TO  EACH  INVESTOR'S  OBLIGATION.

     (a) The obligation of each Investor hereunder to accept the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Investor's sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

     (i)     The Company shall have duly executed and delivered to such Investor
(A) each of the Transaction Documents and (B) the Notes (in such principal amounts as is set forth across from such Investor's name in column (3) of the Schedule of Investors being purchased by such Investor at the Closing pursuant to this Agreement.

     (ii) Such Investor shall have received the opinion of Glast, Phillips & Murray, P.C., the Company's outside counsel, dated as of the Closing Date, in a form reasonably acceptable to Investors.

     (iii) The Company shall have delivered to such Investor a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of Delaware as of a date within five (5) days of the Closing Date.

     (iv) The Company shall have delivered to such Investor a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within five (5) days of the Closing Date.

     (v) The Company shall have delivered to such Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to
(i) the resolutions consistent with Section 3(b) as adopted by the Company's board of directors in a form reasonably acceptable to such Investor, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing.

     (vi) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor.

     (vii) The Company shall have delivered to such Investor a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Closing Date.

     (viii) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum maintenance requirements of the Principal Market.

     (ix) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market.

     (x) The Company shall have delivered to such Investor such other documents relating to the transactions contemplated by this Agreement as such Investor or its counsel may reasonably request.

     8.     MISCELLANEOUS.

     (a)     Governing  Law; Jurisdiction; Jury Trial.  All questions concerning
             ----------------------------------------
the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     (b)     Counterparts.  This  Agreement  may  be  executed  in  two  or more
             ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

     (c)     Headings.  The  headings  of  this Agreement are for convenience of
             --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d)     Severability.  If  any provision of this Agreement shall be invalid
             ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e)     Entire  Agreement;  Amendments.  This  Agreement  and  the  other
             ------------------------------
Transaction Documents supersede all other prior oral or written agreements between the Investors, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the Notes issued and issuable hereunder, and any amendment to this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on all Investors and holders of Securities, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Notes then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes or, if applicable, holders of the Default Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Investor has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

     (f)     Notices.  Any  notices,  consents,  waivers or other communications
             -------
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

     Charys Holding Company, Inc.
     1117 Perimeter Center West, Suite N415
     Atlanta, Georgia 30338
     Attention:     Billy V. Ray, Jr.
     Telephone:     (678) 443-2300
     Facsimile:     (678) 443-2320

     With a copy (for informational purposes only) to:

     Glast, Phillips & Murray, P.C.
     815 Walker Street, Suite 1250
     Houston, Texas 77002
     Attention:     Norman T. Reynolds, Esq.
     Telephone:     (713) 237-3135
     Facsimile:     (713) 237-3202

     If to the Transfer Agent:

     Fidelity Transfer Company
     1800 S. West Temple, Suite 301
     Salt Lake City, Utah 84115
     Attention:     Heidi Sadowski
     Telephone:     (801) 484-7222
     Facsimile:     (801) 466-4122

     If to a Investor, to its address and facsimile number set forth on the Schedule of Investors, with copies to such Investor's representatives as set forth on the Schedule of Investors, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change provided, that Gottbetter & Partners, LLP shall
                                 --------
only receive notices sent to clients of its firm. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause
(i),  (ii)  or  (iii)  above,  respectively.

     (g)     Successors  and  Assigns.  This Agreement shall be binding upon and
             ------------------------
inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Default Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Default Warrants). An Investor may assign some or all of its rights hereunder in connection with transfer of any of its Notes or, if applicable, Default Warrants, subject to compliance with the securities laws, without the consent of the Company, in which event such assignee shall be deemed to be an Investor hereunder with respect to such assigned rights.

     (h)     No  Third  Party Beneficiaries.  This Agreement is intended for the
             ------------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (i)     Survival.  The  representations  and  warranties of the Company and
             --------
the Investors contained in Sections 2 and 3 shall survive the Closing and the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the Closing. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

     (j)     Further  Assurances.  Each  party shall do and perform, or cause to
             -------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (k)     Indemnification.  In consideration of each Investor's execution and
             ---------------
delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and each affiliate of a Investor that holds Notes or Default Warrants and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Investor pursuant to Section 4(i), or (iv) the status of such Investor or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents; provided, that no Investor shall be entitled to indemnification to the extent any of the foregoing is caused by its gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

     (l)     No  Strict  Construction.  The language used in this Agreement will
             ------------------------
be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     (m)     Remedies.  Each  Investor  and  each  affiliate  of a Investor that
             --------
holds Notes or Default Warrants shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

     (n)     Rescission  and  Withdrawal Right.  Notwithstanding anything to the
             ---------------------------------
contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

     (o)     Payment  Set Aside.  To the extent that the Company makes a payment
             ------------------
or payments to the Investors hereunder or pursuant to any of the other Transaction Documents or the Investors enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     (p)     Independent  Nature  of  Investors'  Obligations  and  Rights.  The
             -------------------------------------------------------------
obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other
Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

     (q)     Exculpation Among Investors.  Each Investor acknowledges that it is
             ---------------------------
not relying upon any Person (including, without limitation, any other Investor), other than the Company and its officers and directors (acting in their capacity as representatives of the Company), in deciding to invest and in making its investment in the Company. Each Investor agrees that no other Investor nor the respective controlling Persons, officers, directors, partners, members, shareholders, agents or employees of any other Investor shall be liable to such Investor for any losses incurred by such Investor in connection with its investment in the Company.

     (r) Controlling Agreement. In the event of any conflict between the provisions of this Agreement and any of the other Transaction Documents, the terms of this Agreement shall control.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

     COMPANY:

     CHARYS HOLDING COMPANY, INC.


     By
       -----------------------------------------------
       Billy V. Ray, Jr., Chief Executive Officer


     BUYERS:

     GOTTBETTER CAPITAL MASTER, LTD.


     By
       -----------------------------------------------
       Adam S. Gottbetter, Director

     CASTLERIGG MASTER INVESTMENTS LTD.


     By
       ------------, ------------

     UBS O'CONNOR LLC F/B/O O'CONNOR PIPES CORPORATE STRATEGIES MASTER LTD.


     By
       -----------------------------------------------

       ------------, ------------

                                           SCHEDULE OF INVESTORS


(1)                                     (2)                (3)         (4)                  (5)
                                                                    AGGREGATE
                                                        AGGREGATE   NUMBER OF
                                                        PRINCIPAL   PREFERRED   LEGAL REPRESENTATIVE'S
                             ADDRESS AND                AMOUNT OF   SHARES      ADDRESS AND
INVESTOR                     FACSIMILE NUMBER           NOTES       TENDERED    FACSIMILE NUMBER
---------------------------  -------------------------  ----------  ----------  ---------------------------
Gottbetter Capital Master,   488 Madison Avenue                     500         Jason M. Rimland, Esq.
Ltd.                         12th Floor                                         Gottbetter & Partners, LLP
                             New York, NY 10022                                 488 Madison Avenue
                             Facsimile:  212.400.6999                           12th Floor
                                                                                New York, NY 10022
                                                                                Facsimile:  212.400.6901
-----------------------------------------------------------------------------------------------------------
Castlerigg Master            40 W. 57th Street                      300
Investments Ltd.             26th Floor
                             New York, NY 10019
                             Facsimile:  212.603.5710
-----------------------------------------------------------------------------------------------------------
UBS O'Connor LLC F/B/O                                              100
O'Connor Pipes Corporate
Strategies Master Ltd.
-----------------------------------------------------------------------------------------------------------

                                  SCHEDULE 3(a)
                                  SUBSIDIARIES

    Charys Holding Company, Inc.
     1117 Perimeter Center West
            Suite N415
        Atlanta, GA 30338

Personnel Resources of Georgia, Inc.
          669 N Academy St
        Greenville, NC 29607

          CCI Telecom, Inc.
          2100 Couch Drive
         McKinney, TX 75069

           Method IQ, Inc.
         1750 Founders Pkwy
             Suite 180
        Alpharetta, GA 30004

        Viasys Services, Inc.
          2944 Drane Field
         Lakeland, FL 33811

    Viasys Network Services, Inc.
          2944 Drane Field
         Lakeland, FL 33811

   Crochet & Borel Services, Inc.
         346 Twin City Hwy
        Port Neches, TX 77651

Digital Communication Services, Inc.
            96 North 5th
       Delray Beach, FL 33483

      Ayin Holding Company Inc.
            17314 SH 249
             Suite 230
         Houston, TX 77064

Ayin Tower Management Services, Inc.
            17314 SH 249
              Suite 230
         Houston, TX 77064

              LFC, Inc.
             17314 SH 249
              Suite 230
          Houston, TX 77064

       Aeon Technologies, Inc.
          2100 Couch Drive
         McKinney, TX 75069

       Berkshire Wireless, Inc.
            480 Pleasant
           St Lee, MA01238

   CCI Integrated Solutions, Inc.
          2100 Couch Drive
         McKinney, TX 75069

     Complete Tower Sources, Inc
          765 Vatican Road
         Carencro, LA 70520

      Mitchell Site Acq., Inc.
         119 Veterinarian Rd
         Lafayette, LA 70507

    Cotton Restoration of Central
              Texas, LP
          14345 NW Freeway
          Houston, TX 77040

      Cotton Commercial USA, LP
          14345 NW Freeway
          Houston, TX 77040

       Cotton Holdings 1, Inc.
          14345 NW Freeway
          Houston, TX 77040

                                  SCHEDULE 3(k)
                      EXCEPTIONS TO SEC FILING REQUIREMENTS

     None.

                                  SCHEDULE 3(r)
                          EXCEPTIONS TO EQUITY CAPITAL

CHARYS HOLDING COMPANY, INC.
CAPITALIZATION TABLE
AS OF 3/31/07


SUMMARY

Preferred Shares Authorized, par value $0.001              5,000,000
Preferred Shares Issued and Outstanding as of 3/31/2007    1,500,900

Common Shares Authorized, par value $0.001               300,000,000
Common Shares Issued and Outstanding as of 3/31/2007      44,266,775

FULLY DILUTED SUMMARY:                                   FULLY DILUTED    SHARES     OPTIONS   CONVERSION      WARRANTS
                                                         -------------  ----------  ---------  ----------  ----------------
COMMON STOCK:
Public Stockholders                                          6,342,290   6,342,290          0           0                 0
Management & Officers & Directors Shares (detail below)      7,053,379   3,049,492  4,003,887           0            0  (A)
Employees and Consultants:                                  22,818,205  18,628,216  3,339,989           0       850,000 (B)
Financing Sources                                          280,525,796  16,246,777    750,000  84,276,389  179,252,630  (C)
                                                         ------------------------------------------------------------------
TOTAL OUTSTANDING COMMON STOCK. OPTIONS AND WARRANTS       316,739,670  44,266,775  8,093,876  84,276,389  180,102,630
TRANSACTIONS PENDING POST 3/31/07:                                   0           0          0           0             0 (I)

PREFERRED STOCK:
Series A Preferred Stock - Billy V. Ray                      1,000,000   1,000,000          0           0             0 (G)
Series B Preferred Stock - Frost Bank                                0           0          0           0             0 (D)
Series C Preferred Stock - Frost Bank                          500,000     500,000          0           0             0 (E)
Series D Preferred Stock - Gotterbetter                     16,018,674         900          0   4,000,000        12,017,774
                                                         ------------------------------------------------------------------
TOTAL PREFERRED STOCK                                       17,518,674   1,500,900          0   4,000,000        12,017,774

                                                         ------------------------------------------------------------------
TOTAL OUTSTANDING                                          334,258,344  45,767,675  8,093,876  88.276,389       192,120,404
                                                         ==================================================================

NOTES:                                                         Total     Shares     Options   Conversion  Warrants
                                                             ---------  ---------  ---------  ----------  --------
(A) Management (Officers & Directors) Shares:
    Richard Mangiarelli - Former Director                       87,500     87,500          0           0         0
    Ray Smith - Officer                                        600,000          0    600,000           0         0
    Ray Smith - Officer                                         25,000          0     25,000           0         0
    Michael Oyster - Director                                  185,000     85,000    100,000           0         0
    Michael Oyster - Director                                  300,000          0    300,000           0         0
    Michael Oyster - Director                                   25,000          0     25,000           0         0
    Alec McLarty - Director                                     85,000     85,000          0           0         0
    Catherine McKee - Director                                  20,000     20,000          0           0         0
    Gisle Larsen - Director                                     20,000     20,000          0           0         0
    John Jordon - Director                                      87,842     87,842          0           0         0
    Ed Acosta - Former Officer                                 100,000          0    100,000           0         0
    Benjamin Holcomb - Former Officer                          300,000          0    300,000           0         0
    David Gergacz - Director                                    85,000     85,000          0           0         0
    Billy Ray -Officer and Director                          4,422,372  2,185,150  2,237,222           0         0
    Billy Ray -Officer and Director                             16,665          0     16,665           0         0
    Ralph DeLucia - Former Director                            630,000    330,000    300,000           0         0
    Dennis Hayes - Director                                     64,000     64,000          0           0         0
                                                             -----------------------------------------------------
    Total Management (Officers & Directors) Shares /Options  7,053,379  3,049,492  4,003,887           0         0
                                                             =====================================================


                                                                      EXERCISE PRICE
                                                             -------------------------------
NOTES:                                                        Options   Conversion  Warrants
                                                             ---------  ----------  --------
(A) Management (Officers & Directors) Shares:
    Richard Mangiarelli - Former Director
    Ray Smith - Officer                                      $    0.40
    Ray Smith - Officer                                      $    8.15
    Michael Oyster - Director                                $    1.05
    Michael Oyster - Director                                $    1.09
    Michael Oyster - Director                                $    8.15
    Alec McLarty - Director
    Catherine McKee - Director                               $    0.40
    Gisle Larsen - Director                                  $    0.40
    John Jordon - Director
    Ed Acosta - Former Officer                               $    0.40
    Benjamin Holcomb - Former Officer                        $    0.40
    David Gergacz - Director                                 $    0.40
    Billy Ray -Officer and Director                          $    0.40
    Billy Ray -Officer and Director                          $    8.15
    Ralph DeLucia - Former Director                                (F)
    Dennis Hayes - Director

    Total Management (Officers & Directors) Shares /Options

                                                                 Total       Shares     Options   Conversion  Warrants
                                                               ----------  ----------  ---------  ----------  --------
(B) Employees and Consultants:
    Subsidiary Employees                                        1,183,207     716,941    466,266           0         0
    Michael Brenner                                               200,000           0    200,000           0         0
    Michael Brenner                                                25,000           0     25,000           0         0
    Nat'l Financial Communication                                 200,000           0    200,000           0         0
    Spiderboy Consultants                                       4,300,000   1,851,277  2,448,723           0         0
    Larry Hogue                                                   500,000     500,000          0           0         0
    Whonor, Inc.                                                  100,000           0          0           0   100,000
    Steven Posner                                                 650,000     650,000          0           0         0
    Ron Berkovitz                                                 250,000     250,000          0           0         0
    Platinum Advisors Services                                  2,400,000   2,400,000          0           0         0
    Gunn Allen                                                  1,900,000   1,550,000          0           0   350,000
    Sam Del Presto                                                425,000      25,000          0           0   400,000
    Joseph Gourlay                                                300,000     300,000          0           0         0
    Your Equity Advisor                                            12,500      12,500          0           0         0
    Scott Boruff                                                        0           0          0           0         0
    Even Blum                                                      40,000      40,000          0           0         0
    Steven Schaeffer - consulting svcs. (Cotton)                  200,000     200,000          0           0         0
    New Century Capital - consulting svcs. (C&B)                1,300,000   1,300,000          0           0         0
    Norman Reynolds - pmt. For legal services                      70,300      70,300          0           0         0
    Mel Harris - consulting svcs. (VSI)                           479,805     479,805          0           0         0
    Steven Posner - consulting svcs. (VSI)                        245,195     245,195          0           0         0
    Joseph Gourlay - consulting svcs. (MSAI/CTSI)                 225,000     225,000          0           0         0
    Steven Posner - consulting svcs. (C&B)                        375,000     375,000          0           0         0
    Michael Thomas - consulting svcs. (C&B)                       250,000     250,000          0           0         0
    Sam Del Presto - consulting svcs. (New Stream/Gottbetter)     100,000     100,000          0           0         0
    Greater Bay Bank                                              630,499     630,499          0           0         0
    Frank Pellegrino (S-8)                                         50,000      50,000          0           0         0
    Steven Schaeffer (S-8)                                        200,000     200,000          0           0         0
    Richard Schmidt                                               100,000     100,000          0           0         0
    Francis Zubrowski                                              31,912      31,912          0           0         0
    Sam Del Presto                                                300,000     300,000          0           0         0
    Gideon Taylor                                                  40,000      40,000          0           0         0
    Shawn Posner                                                  200,000     200,000          0           0         0
    Norm Reynolds                                                  24,500      24,500          0           0         0
    Ronald Berkovitz                                              375,000     375,000          0           0         0
    Larry Hogue                                                     9,800       9,800          0           0         0
    Dale Ponder                                                     5,140       5,140          0           0         0
    Troutman Sander                                               200,000     200,000          0           0         0
    Michael J Novak                                                20,000      20,000          0           0         0
    Stites and Harbison PLLP                                      120,300     120,300          0           0         0
    York Equity Analyst                                            12,500      12,500          0           0         0
    Sam Del Presto                                                200,000     200,000          0           0         0
    Norman Reynolds                                                56,000      56,000          0           0         0
    Morris Gore                                                    25,000      25,000          0           0         0
    Mel Harris                                                    100,000     100,000          0           0         0
    Steven S. Posner                                              100,000     100,000          0           0         0
    S. Posner/M. Harris                                           200,000     200,000          0           0         0
    Richard Schmidt                                               100,000     100,000          0           0         0
    Steven Schaeffer                                              200,000     200,000          0           0         0
    Richard Chancis                                                50,000      50,000          0           0         0
    Sound Capital                                                 375,000     375,000          0           0         0
    Dale Ponder                                                     4,728       4,728          0           0         0
    Evan Blum                                                      40,000      40,000          0           0         0
    Douglas Topkis                                                248,819     248,819          0           0         0
    Sound Capital                                                 375,000     375,000          0           0         0
    Michael Thomas                                                 80,000      80,000          0           0         0
    Norm Reynolds                                                  59,000      59,000    3     0           0         0
    Richard Chancis                                                50,000      50,000          0           0         0
    Ron Berkovitz                                                 100,000     100,000          0           0         0


                                                                        EXERCISE PRICE
                                                               -------------------------------
                                                               Options   Conversion  Warrants
                                                               --------  ----------  ---------
(B) Employees and Consultants:
    Subsidiary Employees                                       $   0.23
    Michael Brenner                                            $   0.40
    Michael Brenner                                            $   8.15
    Nat'l Financial Communication                              $   2.00
    Spiderboy Consultants                                      $   0.00
    Larry Hogue
    Whonor, Inc.                                               $   1.22
    Steven Posner
    Ron Berkovitz
    Platinum Advisors Services
    Gunn Allen                                                                       $    2.00
    Sam Del Presto                                                                   $    1.50
    Joseph Gourlay
    Your Equity Advisor
    Scott Boruff
    Even Blum
    Steven Schaeffer - consulting svcs. (Cotton)
    New Century Capital - consulting svcs. (C&B)
    Norman Reynolds - pmt. For legal services
    Mel Harris - consulting svcs. (VSI)
    Steven Posner - consulting svcs. (VSI)
    Joseph Gourlay - consulting svcs. (MSAI/CTSI)
    Steven Posner - consulting svcs. (C&B)
    Michael Thomas - consulting svcs. (C&B)
    Sam Del Presto - consulting svcs. (New Stream/Gottbetter)
    Greater Bay Bank
    Frank Pellegrino (S-8)
    Steven Schaeffer (S-8)
    Richard Schmidt
    Francis Zubrowski
    Sam Del Presto
    Gideon Taylor
    Shawn Posner
    Norm Reynolds
    Ronald Berkovitz
    Larry Hogue
    Dale Ponder
    Troutman Sander
    Michael J Novak
    Stites and Harbison PLLP
    York Equity Analyst
    Sam Del Presto
    Norman Reynolds
    Morris Gore
    Mel Harris
    Steven S. Posner
    S. Posner/M. Harris
    Richard Schmidt
    Steven Schaeffer
    Richard Chancis
    Sound Capital
    Dale Ponder
    Evan Blum
    Douglas Topkis
    Sound Capital
    Michael Thomas
    Norm Reynolds
    Richard Chancis
    Ron Berkovitz


    Ron Berkovitz                                                 100,000     100,000          0           0         0
    Ron Berkovitz                                                 100,000     100,000          0           0         0
    Ron Berkovitz                                                 100,000     100,000          0           0         0
    Steven Posner                                                 200,000     200,000          0           0         0
    Steven Posner                                                 200,000     200,000          0           0         0
    New Century Capital Consultants                             1,500,000   1,500,000          0           0         0
    Gregory A. Buchholz                                            42,000      42,000          0           0         0
    Jerry J. Harrison Jr.                                          25,000      25,000          0           0         0
    Michael Novak                                                  20,000      20,000          0           0         0
    Stite & Harbison                                               12,000      12,000          0           0         0
    Kenneth Brown                                                   5,000       5,000          0           0         0
    Jimmy Taylor                                                  100,000     100,000          0           0         0
                                                                        0
                                                                        0
                                                               -------------------------------------------------------
    Total Employee and Consultants                             22,818,205  18,628,216  3,339,989           0   850,000
                                                               =======================================================


    Ron Berkovitz
    Ron Berkovitz
    Ron Berkovitz
    Steven Posner
    Steven Posner
    New Century Capital Consultants
    Gregory A. Buchholz
    Jerry J. Harrison Jr.
    Michael Novak
    Stite & Harbison
    Kenneth Brown
    Jimmy Taylor


    Total Employee and Consultants
-------------------------------------------------------------

                                                           Total       Shares    Options  Conversion   Warrants
                                                        -----------  ----------  -------  ----------  -----------
(C) Financing / Acquisitions:
    Venture Banking Group                                   821,133     821,133        0           0            0
    Greater Bay Bank                                         28,400           0        0           0       28,400
    Highgate                                              1,966,370     966,370        0           0    1,000,000
    M Harris and S Posner                                   250,000           0        0           0      250,000
    Jadeco / Schwarrtz                                      500,000           0        0           0      500,000
    T Crochet                                             8,008,000   7,258,000  750,000           0            0
    Harris, Posner, Posner                                  350,000     250,000        0           0      100,000
    W Clark / Acquisition                                   309,768     309,768        0           0            0
    L Ford Clark / Acquisition                            1,817,019   1,817,019        0           0            0
    New Stream                                            2,000,000           0        0           0    2,000,000
    Shaw / Acquisition                                       62,500      62,500        0           0            0
    Gotterbetter / Warrant                               11,030,614           0        0           0   11,030,614
    Aries Equity Corp.                                      250,000           0        0           0      250,000
    CSH Advisors Inc.                                       250,000           0        0           0      250,000
    Cotton / Acquisition                                  2,355,532   2,355,532        0           0            0
    Rock Creek                                            1,250,000   1,250,000        0           0            0
    Lubermanns                                              500,000     500,000        0           0            0
    Vision Capital                                          422,222           0        0     422,222            0
    Vision Capital                                       19,983,330           0        0           0   19,983,330
    Imperium Master Fund, LTD                               551,531           0        0           0      551,531
    New Stream Commercial Finance, LLC - New Stream II      600,000           0        0           0      600,000
    Mathew Mitchell                                          72,939      72,939        0           0            0
    Lori Mitchell                                           583,516     583,516        0           0            0
    Alan Streiter                                         2,562,667           0        0           0    2,562,667
    McMahan Securities Co., L.P.                          4,271,111           0        0           0    4,271,111
    McMahan Securities Co., L.P.                         67,083,266           0        0           0   67,083,266
    McMahan Securities Co., L.P.                         67,083,266           0        0           0   67,083,266
    McMahan Securities Co., L.P.                         83,854,167           0        0  83,854,167            0
    Seth Appel                                            1,708,445           0        0           0    1,708,445
                                                                  0           0        0           0
                                                        ---------------------------------------------------------
    Total Financing / Acquisitions                      280,525,796  16,246,777  750,000  84,276,389  179,252,630
                                                        =========================================================


                                                                   EXERCISE PRICE
                                                        ---------------------------------
                                                        Options   Conversion    Warrants
                                                        --------  -----------  ----------
(C) Financing / Acquisitions:
    Venture Banking Group                                                      $     0.35
    Greater Bay Bank                                                           $     1.69
    Highgate                                                                          (H)
    M Harris and S Posner                                                      $     0.80
    Jadeco / Schwarrtz                                                         $     1.10
    T Crochet                                           $   0.00
    Harris, Posner, Posner                                                     $     5.00
    W Clark / Acquisition
    L Ford Clark / Acquisition
    New Stream                                                                 $     4.80
    Shaw / Acquisition
    Gotterbetter / Warrant                                                     $     2.25
    Aries Equity Corp.
    CSH Advisors Inc.
    Cotton / Acquisition
    Rock Creek
    Lubermanns
    Vision Capital                                                $      2.25
    Vision Capital                                                   see note
    Imperium Master Fund, LTD                                                  $     2.25
    New Stream Commercial Finance, LLC - New Stream II                         $     4.00
    Mathew Mitchell
    Lori Mitchell
    Alan Streiter                                                              $     2.25
    McMahan Securities Co., L.P.                                               $     2.25
    McMahan Securities Co., L.P.                                               $     2.25
    McMahan Securities Co., L.P.                                               $     2.25
    McMahan Securities Co., L.P.                                  $      2.40
    Seth Appel                                                                 $     2.25

    Total Financing / Acquisitions


(D) Series B Preferred Stock held by Frost Bank converts in a 1 to 1 ratio into common stock at the holders election. Conversion Right expires April, 2015.

(E) Series C Preferred Stock held by Frost Bank converts in a 1 to 1 ratio into common stock at the holders election. Conversion Right are effective starting April, 2007 and expire April, 2009 Holder has a Put Option to Michael Novak @ $3.50 per share 725,000

(F)  100,000 at $1.50
     100,000 at $3.00
     100,000 at $5.00

(G)  No conversion rights.

(H)  200,000  at  $0.25
     400,000  at  $0.50
     200,000  at  $0.75
     200,000  at  $1.00

(I)  Transactions Pending
     Total Transactions Pending:

                                                                                  EXERCISE PRICE
                                                                           -----------------------------
                             Total  Shares  Options  Conversion  Warrants  Options  Conversion  Warrants
                             -----  ------  -------  ----------  --------  -------  ----------  --------
                             --------------------------------------------
Total Transactions Pending:      0       0        0           0         0
                             ============================================

                                  SCHEDULE 3(s)
                        INDEBTEDNESS AND OTHER CONTRACTS

Charys  Holding  Company,  Inc.
Debt  Schedule

==========================================================================================================
($  in  thousands)

Obligation                                                                 Due To:                 Amount
------------------------------------------------------------  ----------------------------------  --------
HOLDING COMPANY
---------------
8.75 Senior Convertible Notes                                 McMahan                             $201,250
    Due 2/18/12
9.5% Unsecured Promissory Note                                Harris, Posner, Posner              $  1,000
    Due 5/1/07, subject to other conditions
    Interest                                                                                      $     71
15% Promissory Note                                           HarPos                              $    800
    Interest & Other                                                                              $    200
10% Convertible Debenture                                     Various                             $  4,267
    Maturity 8/30/06
    Interest
    Redemption Premium
    Liquidated Damages
Series D Convertible Preferred Stock                          Various                             $  9,000
    Maturity 11/19/06
    Dividens                                                                                      $  1,554
    Liquidated Damages                                                                            $    900
    Redemption Premium                                                                            $      -
8% Subordinated Note                                          Vision                              $    950
4% Subordinated Convertible Note                              Jade Securities                     $    380
    Due 12/31/07
----------------------------------------------------------------------------------------------------------
TOTAL FINANCING DEBT                                                                              $220,372
----------------------------------------------------------------------------------------------------------

8% Note                                                       Seller of Aeon                      $    473
    Due: $156 on 4/9/07
    Due: $156 on 4/9/08
    Due: $157 on 4/9/09
10% Unsecured Promissory Note                                 Sellers of DCI                      $    640
8.75% Promissory Note                                         Seller of MSAI                      $  2,210
    Due 2/18/12
9% Promissory Note                                            Seller of MSAI                      $  5,400
    Due: $2,700 on 2/15/06
    Due: $2,700 on 2/15/09
8.75% Promissory Note                                         Seller of CTSI                      $  5,790
    Due 12/16/12
9% Promissory Note                                            Seller of CTSI                      $ 14,200
    Due: $7,100 on 2/15/06
    Due: $7,100 on 2/15/09
4.74% Unsecured Promissory Note                               Sellers of C&B Services             $ 47,632
    Due 12/16/12
Note                                                          Cotton                              $  5,100
Payment                                                       Florida Tel Con                     $  3,350
----------------------------------------------------------------------------------------------------------
TOTAL SELLERS NOTES                                                                               $ 84,796
----------------------------------------------------------------------------------------------------------


Personal Recourses of Georgia
-----------------------------
Unsecured Note[No Due Date]                                   C Sauls                             $     15
Unsecured Note[No Due Date]                                   J Coyle                             $     29
Unsecured Note[No Due Date]                                   B Cutchin (Related Party)           $     15

CCI Telecom
-----------
Credit Facility expires 8/29/06                               CAPCO Capital                       $  2,200
    Secured by Accounts Receivable and certain other assets

Viasys Services
---------------
Letter of Credit                                                                                  $      -

Avin Holding Company
--------------------
LIBOR + 485 Basis Points (10.18%) Secured Promissory Note     New Stream Commercial Finance II    $  6,500
    Due 11/7/06

Method IQ
---------
Credit Facility expires 8/29/06                               CAPCO Capital                       $    220
    Secured by Accounts Receivable and certain other assets

LFC
---

Digital Communication Services
------------------------------
Line of Credit                                                Various                             $  1,000

C & B Services
--------------
$35 million credit facility                                   New Stream Commercial Finance I     $  2,400

CTSI
----
New Stream

                                                                                                  --------
                                               TOTAL DEBT                                         $317,589
                                                                                                  ========

                                 SCHEDULE 3(aa)
                                   TAX STATUS

     None.

                                    EXHIBITS
                                    --------

     Exhibit A     Form of Notes
     Exhibit B     Form of Default Warrants
     Exhibit C     Form of Registration Rights Agreement

                                                                       Exhibit A

                                                                  EXECUTION COPY

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE
SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(C)(III) AND 19(A) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(C)(III) OF THIS NOTE.

                          CHARYS HOLDING COMPANY, INC.

                     SUBORDINATED UNSECURED CONVERTIBLE NOTE

Issuance Date: April 30, 2007                      Principal: U.S. $8,354,043.00

     FOR VALUE RECEIVED, Charys Holding Company, Inc., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of GOTTBETTER CAPITAL MASTER, LTD. or registered assigns ("HOLDER") the amount set out above as the Principal (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "PRINCIPAL") when due, whether upon the Maturity Date (as defined below), on any Installment Date with respect to the Installment Amount due on such Installment Date (each, as defined herein), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest ("INTEREST") on any outstanding Principal at a rate equal to 8.75% per annum (the "INTEREST RATE"), from the date set out above as the Issuance Date (the "ISSUANCE DATE") until the same becomes due and payable, whether upon any Installment Date or, the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Subordinated Unsecured Convertible Note (including all Subordinated Unsecured Convertible Notes issued in exchange, transfer or replacement hereof, this "NOTE") is one of an issue of Subordinated Unsecured
Convertible Notes issued pursuant to the Securities Exchange Agreement (as defined below) on the Closing Date (collectively, the "NOTES" and such other Subordinated Unsecured Convertible Notes, the "OTHER NOTES"). Certain capitalized terms used herein are defined in Section 27. Notwithstanding anything herein contained to the contrary or in the Securities Exchange Agreement defined below, the Holder specifically acknowledges that all of those certain 8.75% Senior Convertible Notes issued by the Company on February 16, 2007 in the principal amount of $175 million, and issued on March 6, 2007 in the principal amount of $26.25 million in connection with the issuance of securities of the Company by McMahan Securities Co. L.P. are senior to this Note in right of payment, whether in respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

     (1)     PAYMENTS OF PRINCIPAL.  On each Installment Date, the Company shall
             ---------------------
pay to the Holder an amount equal to the Installment Amount due on such Installment Date. The "MATURITY DATE" shall be May 1, 2008, as may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default (as defined in Section 4(a)) shall have occurred and be continuing or any event shall have occurred and be continuing which with the passage of time and the failure to cure would result in an Event of Default and (ii) through the date that is ten (10) days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5(b)) is delivered prior to the Maturity Date and
(iii) in connection with a deferral in accordance with the provisions of Section 8(b).

     (2)     INTEREST;  INTEREST  RATE.  Interest  on  this  Note shall commence
             -------------------------
accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears for each Payment Month on the Installment Date during the period beginning on the Issuance Date and ending on, and including, the Maturity Date. Interest shall be payable on each Installment Date, to the record holder of this Note on the applicable Installment Date, and to the extent that any Principal amount of this Note is converted prior to such Installment Date, accrued and unpaid Interest with respect to such converted Principal amount and accrued and unpaid Late Charges with respect to such
Principal and Interest shall be paid through the Conversion Date (as defined below) on the next succeeding Installment Date to the record holder of this Note on the applicable Conversion Date, in cash ("CASH INTEREST"). Prior to the payment of Interest on an Installment Date, Interest on this Note shall accrue at the Interest Rate. Upon the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to fifteen percent (15%). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Interest Shares; provided that the Company shall not be
                                          --------
required to pay any tax that may be payable in respect of any issuance of Interest Shares to any Person other than the Holder or with respect to any income tax due by the Holder with respect to such Interest Shares.

     (3)     CONVERSION OF NOTES.  This Note shall be convertible into shares of
             -------------------
the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), on the terms and conditions set forth in this Section 3 (the "CONVERSION").

          (a)     Conversion  Right.  Subject to the provisions of Section 3(d),
                  -----------------
at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any Conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common
Stock  upon  Conversion  of  any  Conversion  Amount.

          (b)     Conversion  Rate.  The  number  of  shares  of  Common  Stock
                  ----------------
issuable upon Conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the "CONVERSION RATE").

               (i) "CONVERSION AMOUNT" means the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.

               (ii) "CONVERSION PRICE" means, as of any Conversion Date (as defined below) or other date of determination, $2.25, subject to adjustment as provided herein.

          (c)     Mechanics  of  Conversion.
                  -------------------------

               (i)     Optional  Conversion.  To  convert  any Conversion Amount
                       --------------------
into  shares of Common Stock on any date (a "CONVERSION DATE"), the Holder shall
(A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of Conversion in the form attached hereto as Exhibit I (the "CONVERSION NOTICE") to
                                          ---------
the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first (1st) Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Transfer Agent. On or before the second Business Day following the date of receipt of a Conversion Notice (the "SHARE DELIVERY DATE"), the Company shall (X) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit
Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for Conversion as required by
Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a Conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. In the event of a partial Conversion of this Note pursuant hereto, the principal amount converted shall be deducted from the Installment Amounts relating to the Installment Dates as set forth in the Conversion Notice.

               (ii)     Company's  Failure  to  Timely Convert.  If within three
                        --------------------------------------
(3) Trading Days after the Company's receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder's Conversion of any Conversion Amount (a "CONVERSION FAILURE"), and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such Conversion that the Holder anticipated receiving from the Company (a "BUY-IN"), then the Company shall, within three (3) Business Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or
(ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Conversion Date.

               (iii)     Book-Entry.  Notwithstanding  anything  to the contrary
                         ----------
set forth herein, upon Conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this
Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges converted and the dates of such Conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon Conversion.

               (iv)     Pro  Rata  Conversion;  Disputes.  In the event that the
                        --------------------------------
Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for Conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder's portion of its Notes submitted for Conversion based on the principal amount of Notes submitted for Conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for Conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a Conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 24.

          (d)     Limitations  on  Conversions.
                  ----------------------------

               (i)     Beneficial  Ownership.  The  Company shall not effect any
                       ---------------------
Conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 3(a), to the extent that after giving effect to such Conversion, the Holder (together with the Holder's affiliates) would beneficially own in excess of 4.99% (the "MAXIMUM PERCENTAGE") of the number of shares of Common Stock outstanding immediately after giving effect to such Conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon Conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) Conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or Conversion of the unexercised or nonconverted portion of any other securities of the

Company (including, without limitation, any Other Notes or warrants) subject to a limitation on Conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 ACT"). For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 8-K, as the case may be (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the Conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and
(ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes.

               (ii)     Principal  Market  Regulation.  The Company shall not be
                        -----------------------------
obligated to issue any shares of Common Stock upon Conversion of this Note if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon Conversion or exercise, as applicable, of the Notes and Warrants without breaching the Company's obligations under the rules or regulations of the Principal Market (the "EXCHANGE CAP"), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, no holder of the Notes pursuant to the Securities Exchange Agreement (the "HOLDERS") shall be issued in the aggregate, upon Conversion or exercise, as applicable, of Notes or Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the principal amount of Notes issued to the Holders pursuant to the Securities Exchange Agreement on the Closing Date and the denominator of which is the aggregate principal amount of all Notes issued to the Holders pursuant to the Securities Exchange Agreement on the Closing Date (with respect to each Purchaser, the "EXCHANGE CAP ALLOCATION"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Notes, the transferee shall be allocated a pro rata portion of such Purchaser's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Notes shall convert all of such holder's Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.

     (4)     RIGHTS  UPON  EVENT  OF  DEFAULT.
             --------------------------------

          (a)     Event  of  Default.  Each  of  the  following  events  shall
                  ------------------
constitute  an  "EVENT  OF  DEFAULT":

               (i) The failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be declared effective by the SEC, or, while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder's Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

               (ii) If after Conversion, the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10)
Trading  Days  in  any  365-day  period;

               (iii) The Company's (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for Conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes, other than pursuant to Section 3(d);

               (iv) At any time following the 10th consecutive Business Day that the Holder's Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a Conversion of the full Conversion Amount of this Note (without regard to any limitations on Conversion set forth in Section 3(d) or otherwise);

               (v) The Company's failure to pay to the Holder any amount of Principal, Interest, Late Charges or other amounts when and as due under this Note (including, without limitation, the Company's failure to pay any redemption payments or amounts hereunder) or any other Transaction Document (as defined in the Securities Exchange Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, except, in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure continues for a period of at least five (5) Business Days;

               (vi) The entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable Federal or State law or (iii) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

               (vii) The commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action;

               (viii) The Company breaches any material representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition of any Transaction Document which is curable, only if the Holder gives five (5) Business Days prior notice of such breach and it remains uncured for a period of at least five (5) Business Days;

               (ix) (A) the indictment or conviction of any of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) or any of the directors of the Company of a violation of federal or state securities laws or (B) the settlement in an amount over $1,000,000 by any such officer or director of an action relating to such officer's violation of federal or state securities laws, breach of fiduciary duties or self-dealing;

               (x)     Any  breach  or  failure  in  any  respect to comply with
Section  9  of  this  Note;  or

               (xi) Any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

          (b)     Redemption  Right.  Promptly  after the occurrence of an Event
                  -----------------
of Default with respect to this Note or any Other Note, the Company shall deliver written notice thereof via facsimile and overnight courier (an "EVENT OF DEFAULT NOTICE") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "EVENT OF DEFAULT REDEMPTION NOTICE") to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of
(x) the sum of the Conversion Amount to be redeemed together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest and (y) the Redemption Premium and (ii) the product of (A) the Conversion Rate with respect to such sum of the Conversion Amount together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest in effect at such time as the Holder delivers an Event of Default Redemption Notice and (B) the Closing Sale Price of the Common Stock on the date immediately preceding such Event of Default (the "EVENT OF DEFAULT REDEMPTION PRICE"). Redemptions required by this
Section 4(b) shall be made in accordance with the provisions of Section 12. In the event of a partial redemption of this Note pursuant hereto, the principal amount redeemed shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the Event of Default Redemption Notice.

          (c) In addition, and without limitation of any other rights and remedies hereunder, upon the first occurrence of a default under Section 4(a)(v)
                                                                 ---------------
of  this  Note,  without  regard  to  any  cure  period thereunder, and upon the expiration of each additional 30 day thereafter during which the Event of Default continues, in whole or in part (such late payment, the "DELINQUENT
PAYMENT AMOUNT"), the Company shall issue a Warrant to the Holder in the form attached to the Securities Exchange Agreement (including any warrants issued in exchange therefore or replacement thereof, a "WARRANT") for such number of shares of Common Stock of the Company equal to the Delinquent Payment Amount at such time divided by the Conversion Price. Upon the second occurrence of an Event of Default under Section 4(a)(v) of this Note, without regard to any cure
                        ---------------
period thereunder, the Company shall issue a Warrant to the Holder for such number of shares of Common Stock of the Company equal to the outstanding principal balance of the Note at such time divided by the Conversion Price. The issuance of any Warrant hereunder is not a cure of any Event of Default. The
Company and the Holder agree that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and fix with precision the actual damages the Holder would incur should the Company delay in making timely payments hereunder, and, accordingly, the Company and the Holder agree that a Warrant shall be issued as provided herein as liquidated damages for such delay, and not as a penalty. The Company and the Holder agree that the liquidated damages identified herein are not a penalty, but instead are a good faith and reasonable estimate of the damages and loss the Holder would suffer in the event the Company delays in making timely payments under this Note.

     (5)     RIGHTS  UPON  FUNDAMENTAL  TRANSACTION  AND  CHANGE  OF  CONTROL.
             -----------------------------------------------------------------

          (a)     Assumption.  The Company shall not enter into or be party to a
                  ----------
Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder and having similar ranking to the Notes, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market (a "PUBLIC SUCCESSOR ENTITY"). Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon Conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company's Common Stock (or other securities, cash, assets or other property) purchasable upon the Conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of the publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity), as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the Conversion or redemption of this Note.

          (b)     Redemption  Right.  No sooner than fifteen (15) days nor later
                  -----------------
than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a "CHANGE OF CONTROL NOTICE"). At any time during the period beginning after the Holder's receipt of a Change of Control Notice and ending on the date of the consummation of such Change of Control (or, in the event a Change of Control Notice is not delivered at least ten (10) days prior to a Change of Control, at any time on or after the date which is ten (10) days prior to a Change of Control and ending ten (10) days after the consummation of such Change of Control), the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof ("CHANGE OF CONTROL REDEMPTION NOTICE") to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) 125% of the sum of the Conversion Amount being redeemed together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest and (y) the quotient determined by dividing (A) the Closing Sale Price of the Common Stock immediately following the public announcement of such proposed Change of Control by (B) the Conversion Price and (ii) 125% of the sum of the Conversion Amount being redeemed together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest (the "CHANGE OF CONTROL REDEMPTION PRICE"). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 12 and shall have priority to payments to stockholders in connection with a Change of Control. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(c) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the principal amount redeemed shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the Change of Control Redemption Notice.

     (6)     RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.
             -------------------------------------------------------------------

          (a)     Purchase  Rights.  Except  with respect to the purchase of any
                  ----------------
current Subsidiaries or any proposed acquisition of a new Subsidiary and except as disclosed in the SEC Documents filed at least three Business Days prior to the date of this Agreement), or the issuance of any shares of the Common Stock to employees or consultants for services rendered to the Company or any Subsidiary, or the issuance of any shares of the Common Stock in settlement of debts or disputes of the Company or any Subsidiary, or the issuance of any shares of the Common Stock to any lender in connection with financings of the Company or any Subsidiary, or the issuance of any shares of the Common Stock pursuant to any Stock Option Plan adopted by the Company or any Subsidiary, or shares of the Common Stock issued pursuant to any S-8 Registration Statement filed by the Company with the SEC, or as otherwise consented to by the Required Holders (an "EXCLUDED SECURITY"), if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete Conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. As used herein, "SEC Documents" means all reports, schedules, exhibits, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the reporting requirements of the 1934 Act (including documents incorporated by reference therein), including the registration statement filed by the Company on Form SB-2 on April 30, 2007 and any other registration statements filed by the Company pursuant to the Securities Act of 1933, as amended (the "1933 ACT").

          (b)     Other  Corporate  Events.  In  addition  to  and  not  in
                  ------------------------
substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "CORPORATE EVENT"), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon a Conversion of this Note, (i) in addition to the shares of Common Stock receivable upon such Conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such Conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with Conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a Conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the Conversion or redemption of this Note.

     (7)     RIGHTS  UPON  ISSUANCE  OF  OTHER  SECURITIES.
             ---------------------------------------------

          (a)     Adjustment  of Conversion Price upon Issuance of Common Stock.
                  -------------------------------------------------------------
Subject to the Exchange Agreement, if and whenever on or after the Issuance Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share (the "NEW ISSUANCE PRICE") less than a price (the "APPLICABLE PRICE") equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a "DILUTIVE ISSUANCE"), then immediately after such Dilutive Issuance the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price. For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable:

               (i)     Issuance of Options.  If the Company in any manner grants
                       -------------------
or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such

Option or upon Conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon Conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon Conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon Conversion or exchange or exercise of such Convertible Securities.

               (ii)     Issuance  of  Convertible Securities.  If the Company in
                        ------------------------------------
any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such Conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the "price per share for which one share of Common Stock is issuable upon such Conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the Conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon Conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               (iii)     Change  in  Option Price or Rate of Conversion.  If the
                         ----------------------------------------------
purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, Conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed Conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, Conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

               (iv)     Calculation  of  Consideration  Received.  In  case  any
                        ----------------------------------------
Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.0.001. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within five (5) Business

Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

               (v)     Record  Date.  If  the  Company  takes  a  record  of the
                       ------------
holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (b)     Adjustment of Conversion Price upon Subdivision or Combination
                  --------------------------------------------------------------
of  Common  Stock.  If  the  Company  at  any time on or after the Issuance Date
-----------------
subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

          (c)     Other Events.  If any event occurs of the type contemplated by
                  ------------
the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

          (d)     Notices.
                  -------

               (i) Immediately upon any adjustment of the Conversion Price pursuant to this Section 7, the Company will give written notice thereof to the Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment. In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Section 24.

               (ii) The Company will give written notice to each Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

               (iii) The Company will also give written notice to each Holder no later than (i) ten (10) Business Days prior to the date on which any Fundamental Transaction or Liquidation Event will take place and (ii) the date upon which such Fundamental Transaction or Liquidation Event is announced to the public; provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

     (8)     COMPANY  REDEMPTION.  The  Company  may  prepay  (a  "COMPANY
             -------------------
REDEMPTION") all or any portion of this Note (the "COMPANY REDEMPTION AMOUNT"), subject, however to the payment of a prepayment penalty which shall be equal to 110% of the outstanding Principal, together with accrued and unpaid Interest with respect to such Company Redemption Amount and accrued and unpaid Late Charges with respect to such Company Redemption Amount and Interest. If the Company elects a Company Redemption, then the Company Redemption Amount which is to be paid to the Holder on the applicable Company Redemption Date shall be redeemed by the Company on such Company Redemption Date, and the Company shall pay to the Holder on such Company Redemption Date, by wire transfer of immediately available funds, an amount in cash equal to the Company Redemption Amount.

     (9)     MANDATORY  REDEMPTION AT MATURITY.  If any Notes remain outstanding
             ---------------------------------
on the Maturity Date, the Company shall redeem such Notes in cash in an amount equal to the outstanding Principal plus any accrued but unpaid Interest and Late Charges (the "MATURITY DATE REDEMPTION PRICE"). The Company shall pay the
Maturity Date Redemption Price on the Maturity Date by wire transfer of immediately available funds to an account designated in writing by such Holder. If the Company fails to redeem all of the Principal outstanding on the Maturity Date by payment of the Maturity Date Redemption Price, then in addition to any remedy such Holder may have under any Transaction Document, (I) the applicable Maturity Date Redemption Price payable in respect of such unredeemed Principal shall bear interest at the rate of 3.0% per month, prorated for partial months, until paid in full, and (II) any Holder shall have the option to require the Company to convert any or all of such Holder's Note and for which the Maturity Date Redemption Price (together with any interest thereon) has not been paid into shares of Common Stock equal to the number which results from dividing the Maturity Date Redemption Price (together with any interest thereon) by the Conversion Price. If the Company has failed to pay the Maturity Date Redemption Price in a timely manner as described above, then the Maturity Date shall be automatically extended for the Note until the date the Holders receive such shares of Common Stock or Maturity Date Redemption Price. All redemptions shall be made on a pro-rata basis to all holders of the Notes.

     (10)     NONCIRCUMVENTION.  The  Company  hereby  covenants and agrees that
              ----------------
the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

     (11)     RESERVATION  OF  AUTHORIZED  SHARES.
              -----------------------------------

          (a)     Reservation.  The  Company  shall initially reserve out of its
                  -----------
authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 130% of the Conversion Rate with respect to the Conversion Amount of each such Note as of the Issuance Date. So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the Conversion of the Notes, 130% of the number of shares of Common Stock as shall from time to time be necessary to effect the Conversion of all of the Notes then outstanding pursuant to Sections 2 and 3; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on Conversions) (the "REQUIRED RESERVE AMOUNT"). The initial number of shares of Common Stock reserved for Conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing (as defined in the Securities Exchange Agreement) or increase in the number of reserved shares, as the case may be (the "AUTHORIZED SHARE ALLOCATION"). In the event that a holder shall sell or otherwise transfer any of such holder's Notes, each transferee shall be allocated a pro rata portion of such holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

          (b)     Insufficient  Authorized  Shares.  If at any time while any of
                  --------------------------------
the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon Conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "AUTHORIZED SHARE FAILURE"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

     (12)     HOLDER'S  REDEMPTIONS.
              ---------------------

          (a)     Reservation.  The  Company  shall initially reserve out of its
                  -----------
authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 130% of the Conversion Rate with respect to the Conversion Amount of each such Note as of the Issuance Date. So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the Conversion of the Notes, 130% of the number of shares of Common Stock as shall from time to time be necessary to effect the Conversion of all of the Notes then outstanding pursuant to Sections 2 and 3; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on Conversions) (the "REQUIRED RESERVE AMOUNT"). The initial number of shares of Common Stock reserved for Conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing (as defined in the Securities Exchange Agreement) or increase in the number of reserved shares, as the case may be (the "AUTHORIZED SHARE ALLOCATION"). In the event that a holder shall sell or otherwise transfer any of such holder's Notes, each transferee shall be allocated a pro rata portion of such holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

          (b)     Redemption  by  Other  Holders.  Upon the Company's receipt of
                  ------------------------------
notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) (each, an "OTHER
REDEMPTION NOTICE"), the Company shall immediately forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company's receipt of the Holder's Redemption Notice and ending on and including the date which is three (3) Business Days after the Company's receipt of the Holder's Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven Business Day period.

     (13)     VOTING  RIGHTS.  The  Holder  shall  have  no voting rights as the
              --------------
holder of this Note, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware, and as expressly provided in this Note.

     (14)     PARTICIPATION.  If  converted,  The  Holder, as the holder of this
              -------------
Note, shall be entitled to receive such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on Conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

     (15)     VOTE  TO  ISSUE,  OR  CHANGE THE TERMS OF, NOTES.  The affirmative
              ------------------------------------------------
vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this Note or the Other Notes.

     (16)     TRANSFER.  This  Note  and  any shares of Common Stock issued upon
              --------
Conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of
Section 2(f) of the Securities Exchange Agreement and the Securities Act of 1933, as amended.

     (17)     REISSUANCE  OF  THIS  NOTE.
              --------------------------

          (a)     Transfer.  If this Note is to be transferred, the Holder shall
                  --------
surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 17(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 17(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) following Conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

          (b)     Lost,  Stolen  or Mutilated Note.  Upon receipt by the Company
                  --------------------------------
of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal.

          (c)     Note  Exchangeable  for Different Denominations.  This Note is
                  -----------------------------------------------
exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 17(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

          (d)     Issuance  of  New  Notes.  Whenever the Company is required to
                  ------------------------
issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 17(a) or Section 17(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.

     (18)     REMEDIES,  CHARACTERIZATIONS,  OTHER  OBLIGATIONS,  BREACHES  AND
              -----------------------------------------------------------------
INJUNCTIVE  RELIEF.  The  remedies provided in this Note shall be cumulative and
------------------
in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, Conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (19)     PAYMENT  OF  COLLECTION, ENFORCEMENT AND OTHER COSTS.  If (a) this
              ----------------------------------------------------
Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys' fees and disbursements.

     (20)     CONSTRUCTION;  HEADINGS.  This  Note shall be deemed to be jointly
              -----------------------
drafted by the Company and all the Holders and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

     (21)     FAILURE OR INDULGENCE NOT WAIVER.  No failure or delay on the part
              --------------------------------
of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     (22)     DISPUTE  RESOLUTION.  In  the  case  of  a  dispute  as  to  the
              -------------------
determination of the Closing Bid Price or the Closing Sale Price or the arithmetic calculation of the Conversion Rate or the Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Company fails to object to the calculation of the number of Escrow Shares to be released or otherwise with respect to the Conversion Notice, within said time, then the Company shall be deemed to have waived any objections to said calculation and the Conversion Notice. In the case of a dispute, the Company shall instruct the Escrow Agent to transfer to the Holder the number of Common Shares that is not disputed, if any, and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder and Escrow Agent via facsimile within one (1) Business Day of receipt of such Holder's Conversion Notice or other date of determination. If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile (a) the disputed determination of the Closing Bid Price or the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate or the Redemption Price to the Company's independent, outside accountant. The Company, at the Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than one (1) Business Day from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

     (23)     NOTICES;  PAYMENTS.
              ------------------

          (a)     Notices.  Whenever  notice  is required to be given under this
                  -------
Note, unless otherwise provided herein, such notice shall be given in accordance with Section 10(f) of the Securities Exchange Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

          (b)     Payments.  Whenever  any  payment of cash is to be made by the
                  --------
Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Holders, shall initially be as set forth on the Schedule of Buyers attached to the Securities Exchange Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Installment Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under the Transaction Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of eighteen percent (18%) per annum from the date such amount was due until the same is paid in full ("LATE CHARGE").

     (24)     CANCELLATION.  After  all  Principal,  accrued  Interest and other
              ------------
amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

     (25)     WAIVER  OF  NOTICE.  To  the  extent permitted by law, the Company
              ------------------
hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Exchange Agreement.

     (26)     GOVERNING  LAW.  This  Note  shall  be  construed  and enforced in
              --------------
accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

     (27)     CERTAIN  DEFINITIONS.  For  purposes  of  this Note, the following
              --------------------
terms  shall  have  the  following  meanings:

          (a) "APPROVED STOCK PLAN" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

          (b)     "BLOOMBERG"  means  Bloomberg  Financial  Markets.

          (c) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          (d) "CHANGE OF CONTROL" means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification in which holders of the Company's voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (iii) a Fundamental Transaction that has been previously authorized by a written consent of the Required Holders prior to the consummation of such Fundamental Transaction.

          (e) "CLOSING BID PRICE" and "CLOSING SALE PRICE" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 5:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

          (f) "CLOSING DATE" shall have the meaning set forth in the Securities Exchange Agreement, which date is the date the Company initially issued Notes pursuant to the terms of the Securities Exchange Agreement.

          (g) "COMPANY CONVERSION PRICE" means, as of any Conversion Date or other date of determination, the applicable Conversion Price. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction that proportionately decreases or increases the Common Stock the applicable such Company Conversion Measuring Period.

          (h) "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

          (i) "ELIGIBLE MARKET" means the Principal Market, The New York Stock Exchange, Inc., the American Stock Exchange or The Nasdaq SmallCap Market.

          (j) "EXCLUDED SECURITIES" means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan or shares of the Common Stock issued pursuant to any S-8 Registration Statement filed by the Company with the SEC; (ii) upon Conversion of the Notes or the exercise of the Warrants;
(iii) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of $25,000,000 (other than an "at-the-market offering" as defined in Rule 415(a)(4) under the 1933 Act and "equity lines"); (iv) in connection with the payment of any Interest Shares on the Notes; (v) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital in an amount not to exceed, in the aggregate 20% of the outstanding shares of Common Stock in any calendar year;
(vi) upon Conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the Issuance Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Issuance Date; (vii) the issuance of any shares of the Common Stock in settlement of debts or disputes of the Company or any Subsidiary; (viii) the issuance of any shares of the Common Stock to employees or consultants for services rendered to the Company or any Subsidiary; (ix) the issuance of any shares of the Common Stock to any lender in connection with financings of the Company or any Subsidiary; and (viii) as may be otherwise provided in the Securities Exchange Agreement or in this Note.

          (k) "FISCAL QUARTER" means each of the fiscal quarters adopted by the Company for financial reporting purposes that correspond to the Company's fiscal year that ends on December 31, or such other fiscal quarter adopted by the Company for financial reporting purposes in accordance with GAAP.

          (l) "FUNDAMENTAL TRANSACTION" means that (i) the Company shall, directly or indirectly, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (B) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (C) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (D) consummate a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock or (ii) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the

Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% of the issued and outstanding Common Stock or the aggregate ordinary voting power represented by issued and outstanding Common Stock. Provided, however, notwithstanding anything herein contained or in any of the other Transaction Documents, any consolidation of a Subsidiary into another Subsidiary or Subsidiaries shall not be deemed to be a Fundamental Transaction.

          (m) "GAAP" means United States generally accepted accounting principles, consistently applied.

          (n) "INSTALLMENT AMOUNT" means with respect to any Installment Date, the lesser of (A) with respect each Installment Date, the amount set forth opposite such date on Exhibit II attached hereto (in each case, plus the sum of any accrued and unpaid Interest with respect thereto and accrued and unpaid Late Charges with respect thereto and Interest and any accrued and unpaid interest thereon), and (B) the Principal amount (plus the sum of any accrued and unpaid Interest with respect to such Principal amount and accrued and unpaid Late Charges with respect to such Principal amount and Interest any accrued and unpaid interest thereon) under this Note as of such Installment Date, as any such Installment Amount may be reduced pursuant to the terms of this Note, whether upon Conversion, redemption or otherwise. For the avoidance of doubt, any accrued and unpaid interest which may be paid pursuant to this definition shall be deducted from the total interest to be paid on any subsequent Interest Payment Date. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion of the each unpaid Installment Amount hereunder.

          (o) "INSTALLMENT DATE" means May 15, 2007 and the first calendar day of July 2007 and each subsequent calendar month through May 1, 2008, and any other Installment Date scheduled by the Holder in connection with a Deferral Amount pursuant to Section 8(b) hereof.

          (p)     "ISSUANCE  DATE"  means  the  Issuance  Date.

          (q) "LIQUIDATION EVENT" means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions.

          (r) "OPTIONS" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

          (s) "PARENT ENTITY" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

          (t) "PAYMENT MONTH" means each of: the period beginning on and including the Issuance Date and ending on and including May 31, 2007; and each of the monthly periods commencing on the first day of June 2007 and each subsequent month and ending on the last day of each such calendar month, so long as Principal or Interest or Late Charges are outstanding under the Note.

          (u) "PERMITTED LIENS" means subject to the Securities Exchange Agreement (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, and (iv) any Lien described in the Company's SEC documents as of the date hereof.

          (v) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

          (w) "PRINCIPAL MARKET" means The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board.

          (x) "REDEMPTION PREMIUM" means (i) in the case of the Events of Default described in Section 4(a)(i) - (vi) and (ix) - (xii), 120% or (ii) in the case of the Events of Default described in Section 4(a)(vii) - (viii), 100%.

          (y) "REGISTRATION RIGHTS AGREEMENT" means that certain registration rights agreement dated as of the Issuance Date by and among the Company and the initial holders of the Notes relating to, among other things, the registration of the resale of the Common Stock issuable upon Conversion of the Notes and exercise of the Warrants.

          (z) "REQUIRED HOLDERS" means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

          (aa)     "SEC"  means  the  United  States  Securities  and  Exchange
Commission.

          (bb) "SECURITIES EXCHANGE AGREEMENT" means that certain Securities Exchange Agreement dated as of the Issuance Date by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes.

          (cc) "SUCCESSOR ENTITY" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

          (dd) "TRADING DAY" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 5:00:00 p.m., New York Time).

     (28)     DISCLOSURE.  Upon receipt or delivery by the Company of any notice
              ----------
in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.


                                     CHARYS HOLDING COMPANY, INC.


                                     By
                                       -----------------------------------------
                                       Billy V. Ray, Jr. Chief Executive Officer

                                    EXHIBIT I

                          CHARYS HOLDING COMPANY, INC.
                                CONVERSION NOTICE

Reference is made to the Subordinated Unsecured Convertible Note (the "NOTE") issued to the undersigned by Charys Holding Company, Inc. (the "COMPANY"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the "COMMON STOCK") of the Company, as of the date specified below.

     Date of Conversion:
                          ------------------------------------------------------

     Aggregate Conversion Amount to be converted:
                                                   -----------------------------

Please  confirm  the  following  information:

     Conversion Price:
                        --------------------------------------------------------

     Number of shares of Common Stock to be issued:
                                                     ---------------------------

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

     Issue to:
                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

     Facsimile Number:
                        --------------------------------------------------------

     Authorization:
                     -----------------------------------------------------------

          By:
               -----------------------------------------------------------------

               Title:
                       ---------------------------------------------------------

Dated:
       -------------------------------------------------------------------------

     Account Number:
                      ----------------------------------------------------------
     (if electronic book entry transfer)

     Transaction Code Number:
                               -------------------------------------------------
     (if electronic book entry transfer)
     Installment Amounts to be reduced and amount of reduction:
                                                                 ---------------

                                 ACKNOWLEDGMENT

     The Company hereby acknowledges this Conversion Notice and hereby directs ____________ to issue the above indicated number of shares of Common Stock in accordance with the Conversion Notice.


                                               CHARYS HOLDING COMPANY, INC.


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

EXHIBIT  II  (GOTTBETTER)
-------------------------
DATE       PAYMENT ($)

---------  --------------
5/15/2007         500,000
---------  --------------
7/1/2007       447,663.89
---------  --------------
8/1/2007       847,478.40
---------  --------------
9/1/2007       726,180.07
---------  --------------
10/1/2007      721,242.79
---------  --------------
11/1/2007      716,305.51
---------  --------------
12/1/2007      817,244.07
---------  --------------
1/1/2008       811,534.78
---------  --------------
2/1/2008       805,825.49
---------  --------------
3/1/2008       800,116.20
---------  --------------
4/1/2008       794,406.91
---------  --------------
5/01/2008      788,697.62
-------------------------

                                                                       Exhibit B

                                                                   NTR 5/14/2007
NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISEABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE
SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED PURSUANT TO AN AVAILABLE EXEMPTION UNDER THE 1933 ACT IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

                          CHARYS HOLDING COMPANY, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant  No.:  [   ]
Number  of  Shares  of  Common  Stock:  [   ]
Date  of  Issuance:  [   ]  ("ISSUANCE  DATE")

     Charys Holding Company, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [APPLICABLE BUYER], the registered holder hereof or its permitted assigns (the "HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the "WARRANT"), at any time or times on or after the date hereof but not after 11:59 p.m., New York Time, on the Expiration Date (as defined below), [NUMBER OF SHARES] fully paid nonassessable shares of Common Stock (as defined below) (the "WARRANT SHARES"). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16. This Warrant is one of the Warrants to purchase Common Stock (the "DEFAULT WARRANTS") issued pursuant to Section 2 of those certain Subordinated Unsecured Convertible Notes, dated as of ________, 2007 (the "ISSUANCE DATE"), by the Company to the investors (the "BUYERS") referred to therein (the "NOTES").

     1.   EXERCISE  OF  WARRANT.
          ---------------------

          (a)     Mechanics  of  Exercise.  Subject  to the terms and conditions
                  -----------------------
hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the date hereof, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "EXERCISE NOTICE"), of the Holder's
                            ----------
election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which

                                                                   NTR 5/14/2007
this Warrant is being exercised (the "AGGREGATE EXERCISE PRICE") in cash or wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the second Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) (the "EXERCISE DELIVERY DOCUMENTS"), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company. On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the "SHARE DELIVERY DATE"), the Company shall
(X) provided that the Company's transfer agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Company's transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, transfer and dispatch by overnight courier to the address as specified in the Exercise Notice, certificates for the approximate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 1(d), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than five Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be transferred upon the exercise of this Warrant, but rather the number of shares of Common Stock to be transferred shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

          (b)     Exercise  Price.  For  purposes  of  this  Warrant,  "EXERCISE
                  ---------------
PRICE"  means  $5.00,  subject  to  adjustment  as  provided  herein.

          (c)     Company's  Failure  to Timely Deliver Securities.  In addition
                  ------------------------------------------------
to the foregoing, if within three (3) Trading Days after the Company's receipt of the facsimile copy of an exercise notice the Company shall fail to transfer the Warrant Shares to the Buyer, and if on

                                                                   NTR 5/14/2007
or after such third Trading Day the Buyer is required to purchase (in an open market transaction or otherwise) shares of Common Stock in order to deliver in satisfaction of a sale initiated by the Buyer in anticipation of receiving from the Company the shares of Common Stock issuable upon such exercise (a "BUY-IN"), then the Company shall, within three (3) Business Days after the Buyer's request and in the Buyer's discretion, either (i) pay cash to the Buyer in an amount equal to the Buyer's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) resulting from such exercise shall terminate, or (ii) promptly honor its obligation to deliver to the Buyer a certificate or certificates representing such shares of Common Stock and pay cash to the holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the date of exercise. Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

          (d)     Cashless  Exercise.  Notwithstanding anything contained herein
                  ------------------
to the contrary, if a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the "UNAVAILABLE WARRANT SHARES") is not available for the resale of such Unavailable Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

                         Net Number = (A x B) - (A x C)

                                        B

                     For purposes of the foregoing formula:

                    A= the total number of Warrant Shares with respect to which this Warrant is then being exercised.

                    B= the average of the Closing Sale Price of the shares of Common Stock (as reported by Bloomberg) on the five Trading Days immediately preceding the date of the Exercise Notice.

                    C=  the  Exercise  Price  then  in effect for the applicable
                    Warrant  Shares  at  the  time  of  such  exercise.

                                                                   NTR 5/14/2007
          (e)     Disputes.  In the case of a dispute as to the determination of
                  --------
the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly transfer to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

          (f)     (i)     Limitations  on  Exercises; Beneficial Ownership.  The
                          ------------------------------------------------
Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own (directly or indirectly through Warrant Shares or otherwise) in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned (directly or indirectly through Warrant Shares or otherwise) by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this subsection, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the SEA Securities and the Default Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Default Warrants.

               (ii)     Principal  Market  Regulation.  The Company shall not be
                        -----------------------------
obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion or exercise or otherwise, as applicable, of the SEA Securities and Default Warrants without breaching the Company's obligations under the rules or regulations of the Principal Market (the "EXCHANGE CAP"), except that such limitation shall not

                                                                   NTR 5/14/2007
apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, no purchaser of the Warrants pursuant to the Securities Exchange Agreement (the "PURCHASERS") shall be issued in the aggregate, upon conversion or exercise or otherwise, as applicable, of SEA Securities or Default Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the number of Warrants issued to the Purchasers pursuant to the Securities Exchange Agreement on the Closing Date and the denominator of which is the aggregate number of Warrants issued to the Purchasers pursuant to the Securities Exchange Agreement on the Closing Date (with respect to each Purchaser, the "EXCHANGE CAP ALLOCATION"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Warrants, the transferee, if a registered Holder of such Warrants, shall be allocated a pro rata portion of such Purchaser's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Warrants shall exercise all of such holder's Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining registered holders of Warrants on a pro rata basis in proportion to the aggregate number of shares of Common Stock underlying the then held by each such holder. To the extent required by the Principal Market, the provisions of the Exchange Cap shall be modified to comply with the applicable rules and regulations of the Principal Market, provided that any such changes shall not, in the Holder's reasonable discretion, materially change the terms of the transaction contemplated hereby.

     Notwithstanding anything in this Warrant to the contrary, the Company shall be entitled to treat the registered holder of this Warrant as such appears in its records, as the owner of this Warrant for all purposes; provided that such records are kept current using a reasonably satisfactory and customary method intended for such purpose.

     2.     ADJUSTMENT  OF  EXERCISE  PRICE  AND  NUMBER OF WARRANT SHARES.  The
            --------------------------------------------------------------
Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

          (a)     Adjustment  upon  Issuance  of shares of Common Stock.  If and
                  -----------------------------------------------------
whenever on or after the Issuance Date the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities (as defined in the SEA Securities) for a consideration per share (the "NEW ISSUANCE PRICE") less than a price (the "APPLICABLE PRICE") equal to the Exercise Price in effect

                                                                   NTR 5/14/2007
immediately prior to such issue or sale or deemed issuance or sale (the foregoing a "DILUTIVE ISSUANCE"), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:

               (i)     Issuance  of  Options.  If the Company grants any Options
                       ---------------------
               and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

               (ii)     Issuance  of  Convertible Securities.  If the Company in
                        ------------------------------------
               any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No

                                                                   NTR 5/14/2007
               further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

               (iii)     Change  in  Option Price or Rate of Conversion.  If the
                         -----------------------------------------------
               purchase  price  provided  for  in  any  Options,  the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

               (iv)     Calculation  of  Consideration  Received.  In  case  any
                        ----------------------------------------
               Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such

                                                                   NTR 5/14/2007
               consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

               (v)     Record  Date.  If  the  Company  takes  a  record  of the
                       ------------
               holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or
               (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (b)     Adjustment upon Subdivision or Combination of shares of Common
                  --------------------------------------------------------------
Stock.  If  the Company at any time on or after the Issuance Date subdivides (by
-----
any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                                                                   NTR 5/14/2007
          (c)     Other Events.  If any event occurs of the type contemplated by
                  ------------
the provisions of this Section 2(c) but not expressly provided for by such provisions (including, without limitation, the granting of share appreciation rights, phantom share rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Holders; provided that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 2(c).

     3.     RIGHTS UPON DISTRIBUTION OF ASSETS.  If the Company shall declare or
            ----------------------------------
make any dividend or other distribution of its assets (or rights to acquire its assets) to Holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities not addressed by Section 2, property or options not addressed by Section 2 by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "DISTRIBUTION"), at any time after the issuance of this Warrant, then, in each such case:

          (a) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of a share of Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the shares of Common Stock on the trading day immediately preceding such record date; and

          (b) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) ("OTHER SHARES OF COMMON STOCK") of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

     4.     PURCHASE  RIGHTS;  FUNDAMENTAL  TRANSACTIONS.
            --------------------------------------------

                                                                   NTR 5/14/2007
          (a)     Purchase  Rights.  In  addition to any adjustments pursuant to
                  ----------------
Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "PURCHASE RIGHTS"), then, upon exercise of this Warrant, the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the proportionate number of shares of Common Stock acquirable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (b)     Fundamental  Transactions.  If  the  Company enters into or is
                  -------------------------
party to a Fundamental Transaction, then the Holder shall have the right to either (A) purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets (including cash) as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such Fundamental Transaction not taken place or (B) require the repurchase of this Warrant for a purchase price, payable in cash within five (5) business days after such request, equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity and Holder to comply with the provisions of this Section 4(b). The provisions of this Section
                                   ------------
shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the exercise of this Warrant.

     5.     NONCIRCUMVENTION.  The  Company hereby covenants and agrees that the
            ----------------
company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action that is required hereunder to protect the rights of the holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally have the Common Stock fully paid and nonassessable shares of Common Stock transferred to the Holder upon the exercise of this Warrant, and (iii) shall, so long as any of the Default Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Default Warrants, 130% (or such lesser amount limited by the SEC) of the number of shares of Common Stock as shall

                                                                   NTR 5/14/2007
from time to time be necessary to effect the exercise of the Default Warrants then outstanding (without regard to any limitations on exercise).

     6.     WARRANT  HOLDER  NOT  DEEMED  A  STOCKHOLDER.  Except  as  otherwise
            --------------------------------------------
specifically provided herein, the Holder, solely in such person's capacity as a Holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the Holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such person's capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant shares which such person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company. Notwithstanding this
Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to its shareholders.

     7.     REISSUANCE  OF  WARRANTS.
            ------------------------

          (a)     Transfer  of  Warrant.  If  this Warrant is to be transferred,
                  ---------------------
the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

          (b)     Lost,  Stolen  or  Mutilated  Warrant.  Upon  receipt  by  the
                  -------------------------------------
Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

          (c)     Exchangeable  for  Multiple  Warrants.  This  Warrant  is
                  -------------------------------------
exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

                                                                   NTR 5/14/2007
          (d)     Issuance of New Warrants.  Whenever the Company is required to
                  ------------------------
issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

     8.     NOTICES.  Whenever  notice  is  required  to  be  given  under  this
            -------
Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Exchange Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly after any adjustment of the exercise price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten days prior to the date on which the Company closes its books or takes a record (a) with respect to any dividend or distribution upon the shares of Common Stock, (b) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to Holders of shares of Common Stock or (c) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

     9.     AMENDMENT  AND  WAIVER.  Except  as  otherwise  provided herein, the
            ----------------------
provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders; provided that no such action may increase the exercise price of any Default Warrant or decrease the number of shares or class of stock obtainable upon exercise of any Default Warrant without the written consent of the Holder. No such amendment shall be effective to the extent that it applies to less than all of the Holders of the Default Warrants then outstanding.

     10.     SEVERABILITY.  If  any provision of this Warrant or the application
             ------------
thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of the terms of this Warrant will continue in full force and effect.

     11.     GOVERNING LAW.  This Warrant shall be governed by and construed and
             -------------
enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule

                                                                   NTR 5/14/2007
(whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

     12.     CONSTRUCTION; HEADINGS.  This Warrant shall be deemed to be jointly
             ----------------------
drafted by the Company and all the Buyers and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

     13.     DISPUTE  RESOLUTION.  In  the  case  of  a  dispute  as  to  the
             -------------------
determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause, at the expense of the losing party, the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

     14.     REMEDIES,  OTHER  OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The
             -------------------------------------------------------------
remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     15.     TRANSFER.  This  Warrant may be offered for sale, sold, transferred
             --------
or assigned without the consent of the Company, except as may otherwise be required by Section 2(f) of the Securities Exchange Agreement.

     16.     CONTROLLING  AGREEMENT.  In  the  event of any conflict between the
             ----------------------
provisions of this Warrant and any of the other Transaction Documents, the terms of the Securities Exchange Agreement shall control.

                                                                   NTR 5/14/2007
     17.     CERTAIN  DEFINITIONS.  For  purposes of this Warrant, the following
             --------------------
terms  shall  have  the  following  meanings:

          (a) "BLACK SCHOLES VALUE" means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the "OV" function on Bloomberg determined as of the day immediately following the public announcement of the applicable Fundamental Transaction and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request and (ii) an expected volatility equal to the greater of 60% and the 100 day volatility obtained from the HVT function on Bloomberg.

          (b)     "BLOOMBERG"  means  Bloomberg  Financial  Markets.

          (c) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          (d) "CLOSING BID PRICE" and "CLOSING SALE PRICE" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 5:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

          (e) "COMMON STOCK" means (i) the Company's shares of Common Stock, $0.001 par value per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

          (f) "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares

                                                                   NTR 5/14/2007
of Common Stock deemed to be outstanding pursuant to Sections 2(a)(i) and 2(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon conversion and exercise, as applicable, of the SEA Securities and the Warrants.

          (g) "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable at the option of the holder thereof for shares of Common Stock.

          (h) "ELIGIBLE MARKET" means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., the Nasdaq Capital Market or the Nasdaq National Market.

          (i) "EXPIRATION DATE"means the date sixty months after the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next date that is not a Holiday.

          (j) "FUNDAMENTAL TRANSACTION" means that (i) the Company shall, directly or indirectly, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (B) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (C) allow another Person to make a purchase, tender or exchange offer that is accepted by such number of holders of outstanding shares of Common Stock resulting in such Person (together with any affiliates of such Person) holding more than the 50% of the outstanding Common Stock of the Company following such purchase, tender or exchange offer, or (D) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person resulting in such other Person (together with any affiliates of such person) holding more than the 50% of the outstanding Common Stock of the Company following such stock purchase agreement or other business combination, or (E) reorganize, recapitalize or reclassify its Common Stock or (ii) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% of the issued and outstanding Common Stock or the aggregate ordinary voting power represented by issued and outstanding Common Stock. Provided, however, notwithstanding anything herein contained or in any of the other Transaction Documents, any consolidation of a Subsidiary into another Subsidiary or Subsidiaries shall not be deemed to be a Fundamental Transaction.

          (k) "OPTIONS" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

          (l) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

                                                                   NTR 5/14/2007
          (m)     "PRINCIPAL  MARKET"  means  the  NASD  OTC  Bulletin  Board.

          (n) "REGISTRATION RIGHTS AGREEMENT" means that certain registration rights agreement by and among the Company and the Buyers.

          (o) "REQUIRED HOLDERS" means the holders of the Default Warrants representing at least a majority of shares of Common Stock underlying the Default Warrants then outstanding.

          (p) "SEA SECURITIES" means the Notes issued pursuant to the Securities Exchange Agreement.

          (q) "SECURITIES EXCHANGE AGREEMENT" means that certain Securities Exchange Agreement dated as of April 30, 2007, between the Company and the Holder.

     IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

                                    CHARYS  HOLDING  COMPANY,  INC.

                                    By__________________________________________
                                      Billy V. Ray, Jr., Chief Executive Officer

                                                                       EXHIBIT A

                                 EXERCISE NOTICE

            TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
                        WARRANT TO PURCHASE COMMON STOCK

                          CHARYS HOLDING COMPANY, INC.

     The undersigned holder hereby exercises the right to purchase _______________ of the shares of Common Stock ("WARRANT SHARES") of Charys Holding Company, Inc., a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant to Purchase Common Stock (the "WARRANT"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

            ____________     a "Cash Exercise" with respect to ________________
                                -------------
                             Warrant  Shares;  and/or

            ____________     a "Cashless Exercise" with respect to _____________
                                -----------------
                             Warrant Shares.

     2. Notwithstanding anything to the contrary contained herein, this Exercise Notice shall constitute a representation by the Holder of the Warrant submitting this Exercise Notice that, after giving effect to the exercise provided for in this Exercise Notice, such Holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person's affiliates) of a number of shares of Common Stock which exceeds the maximum percentage of the total outstanding shares of Common Stock as determined pursuant to the provisions of Section 1(f)(i) of the Warrant.

     3. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be transferred pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

     4. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.


Date:  _______________  __,  ______


___________________________________
Name  of  Registered  Holder

By:________________________________
      Name:
      Title:

                                                                       Exhibit C

                     INVESTOR REGISTRATION RIGHTS AGREEMENT
                     --------------------------------------

     THIS  REGISTRATION  RIGHTS  AGREEMENT (this "Agreement"), dated as of April
                                                  ---------
30, 2007 by and among CHARYS HOLDING COMPANY, INC., a Delaware corporation (the "Company"), and (the undersigned investors listed on Schedule I attached hereto
 -------
(each,  an  "Investor"  and  collectively,  the  "Investors").
             --------                             ---------

                                       WHEREAS:

     A. The Company and Investors have entered into a Securities Exchange Agreement (the "Securities Exchange Agreement"), pursuant to which the Company
                  -----------------------------
proposes  to  issue  convertible  notes of the Company (the "Convertible Notes")
                                                             -----------------
which shall be convertible into the Company's Common Stock, par value $0.001 per share (the "Common Stock"), and in connection therewith, under certain
              -------------
conditions, the Company has agreed to issue certain warrants to purchase additional shares of Common Stock (the "Default Warrants");
                                              ----------------

     B. To induce the Investors to execute and deliver the Securities Exchange Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the
"Securities  Act"),  and  applicable  state  securities  laws;
 ---------------

     C. Notwithstanding anything to the contrary contained herein, the Investors acknowledge that the Company filed a registration statement on April 30, 2007 with respect to securities issued to McMahan Securities Co., L.P.,, and that the Registrable Securities (as defined below) will not be included in nor registered pursuant to any such registration statement; and

     D. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Securities Exchange Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

     1.     DEFINITIONS.
            -----------

     As used in this Agreement, the following terms shall have the following meanings:

          (a)     "Person"  means a corporation, a limited liability company, an
                   ------
association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          (b)     "Register,"  "registered,"  and  "registration"  refer  to  a
                   --------     ----------          ------------
registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering  securities  on  a  continuous  or  delayed basis ("Rule 415"), and the
                                                             --------
declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").
                                                                   ---

          (c)     "Registrable  Securities"  means  shares of Common Stock in an
                   -----------------------
amount equal to (a) the shares of Common Stock issuable to the Investors upon conversion of the Convertible Notes pursuant to the Securities Exchange
Agreement and the Notes and (b) the shares of Common Stock issuable to the Investors upon exercise of the Warrant Shares, as defined in the Default Warrants.

          (d)     "Registration  Statement" means a registration statement under
                   -----------------------
the Securities Act which covers any of the Registrable Securities.

          (e)     "Scheduled  Filing  Deadline"  means three hundred sixty (360)
                   ---------------------------
days  from  the  date  hereof.

     2.     REGISTRATION.
            ------------

          (a) Subject to the terms and conditions of this Agreement, the Company shall prepare and file, no later the Scheduled Filing Deadline, with the SEC a registration statement on Form SB-2 (or similar form) under the Securities Act (the "SB-2 Registration Statement") for the resale by the Investors of all
            ---------------------------
Registrable Securities, or if it becomes eligible, a registration statement on Form S-3 under the Securities Act (the "Registration Statement"). The Company
                                          ----------------------
shall keep the Registration Statement "Evergreen" until payment or conversion in full of the Convertible Notes and exercise or expiration of the Default Warrants, if any, or until Rule 144(k) of the Securities Act is available to the Investors with respect to all of the Conversion Shares and Warrant Shares whichever is later. The Company shall retain, and pay at its sole expense, a law firm to file the Registration Statement subject to the reasonable approval of a majority of the Required Holders (as defined in the Convertible Notes) of the Investors; provided, however, that in no event shall the Company be required to retain any law firm in addition to its current securities counsel for purposes of this Agreement. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investors for their review and comment. The Investors shall furnish comments on the Registration Statement to the Company within twenty-four
(24)  hours  of  the  receipt  thereof  from  the  Company.

          (b)     Effectiveness  of  the  Registration  Statement.  The  Company
                  -----------------------------------------------
shall use its best efforts (i) to have the Registration Statement declared effective by the SEC no later than one hundred eighty (180) days after the date filed (the "Scheduled Effective Deadline") and (ii) to insure that the
              ------------------------------
Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. It shall be an event of default hereunder if the Registration Statement is not declared effective by the SEC within one hundred eighty (180) days after filing thereof.

          (c)     Failure  to  File  or Obtain and Maintain Effectiveness of the
                  --------------------------------------------------------------
Registration Statement.  In the event the Registration Statement is not filed by
----------------------
the Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled Effective Deadline, or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise), then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay as liquidated damages (the "Liquidated Damages") and not as a
                                               ------------------
penalty, to the Investors, a cash amount equal to two percent (2%) per month of the principal amount of the Convertible Notes outstanding and held by such Investors. The initial payment of Liquidated Damages shall be made within three
(3) business days from the end of the month in which the Scheduled Filing Deadline or Scheduled Effective Deadline occurred, as the case may be, and shall continue thereafter until the Registration Statement is filed or declared effective, or the Convertible Notes have been redeemed by the Company, as the case may be. In the event that the Liquidated Damages are caused by a failure to maintain the effectiveness of the Registration Statement for more than ten days in any 365 day period, the initial payment of Liquidated Damages shall be made within three (3) business days from the end of the month in which the 11th day in such 365 day period that the Company failed to maintain the effectiveness of the Registration Statement falls and shall continue thereafter until the effectiveness of the Registration Statement has been restored.

          (d)     Liquidated  Damages.  The  Company  and  the  Investors hereto
                  -------------------
acknowledge and agree that the sums payable under subsection 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Investors, including the right to call a default. Any Liquidated Damages (and any accrued but unpaid interest thereon) that remain unpaid after the date set forth in Section 2(c) shall accrue interest at the rate of twelve percent (12%) per annum. All Liquidated Damages paid pursuant to this Agreement, but not including any interest accrued thereon, shall not exceed, in the aggregate, 10% of the aggregate Exchange Price (as defined in the Securities Exchange Agreement) delivered to the Company pursuant to the Securities Exchange Agreement (the "Liquidated Damages Maximum"), and, at such time as the Liquidated Damages Maximum has been paid, the Company shall have no further obligation to pay amounts under subsection 2(c) above other than interested accrued on such Liquidated Damages not otherwise paid. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsection bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to file a Registration Statement or to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investors reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investors are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

     3.     RELATED  OBLIGATIONS.
            --------------------

          (a) The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any
       --------------------
amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b)     The  Company  shall  prepare  and  file  with  the  SEC  such amendments  (including  post-effective  amendments)  and  supplements  to  the
Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company
                                                     ------------
shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          (c) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          (d) The Company shall use its commercially reasonable best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (e) As promptly as practicable after becoming aware of such event or development, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. Notwithstanding any provision of this Agreement to the contrary, if the Company makes such a notification, the Company may suspend the use of any prospectus contained in any Registration Statement for periods not to exceed forty-five (45) business days in any three month period or two periods not to exceed an aggregate of ninety (90) business days in any 12 month period in the event that the Company determines, in the exercise of its reasonable discretion, confirmed by a legal opinion from outside counsel, that sales of Registrable Securities thereunder could constitute violations of the Securities Act due to the Registration Statement containing an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In each case the Company shall use commercially reasonable best efforts to remedy the deficiency in the Registration Statement within thirty (30) business days. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (f) The Company shall use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investors who hold Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (g) At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

          (h) The Company shall make available for inspection by (i) any Investor and (ii) one (1) firm of accountants or other agents retained by the Investors (collectively, the "Inspectors") all pertinent financial and other
                                 ----------
records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each
                      -------
Inspector, and cause the Company's officers, directors and employees to supply all information which the Inspector may reasonably request; provided, however, that each Inspector shall agree, and any Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

          (i) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow the Investor, at such Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          (j) The Company shall use its commercially reasonable best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

          (k)     The  Company  shall  cooperate  with  the  Investors  who hold
Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates to a transferee of the Investor (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

          (l) The Company shall use its commercially reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          (m) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          (n) The Company shall otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          (o) Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.
                                                              ----------

          (p) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

     4.     OBLIGATIONS  OF  THE  INVESTORS.
            -------------------------------

     Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such event has been remedied. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Exchange Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

     5.     EXPENSES  OF  REGISTRATION.
            --------------------------

     All expenses incurred in connection with registrations, filings or qualifications pursuant to the Agreement including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

     6.     INDEMNIFICATION.
            ---------------

     With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

          (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims,
                            -------------------
damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any
                 ------
action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"),
                                                          -------------------
to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or
                                           ---------------
alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors
                        ----------
and each such controlling Person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof.

          (b) In connection with a Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against
                                                    -----------------
any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates. The indemnification provided for in this Section 6(b) shall not exceed for any Investor, the positive difference between the Exchange Price paid for its portion of the Registrable Shares and the closing bid price on the Principal Market (as defined in the Securities Exchange Agreement) of the Company's Common Stock on the day that such Investor sells or transfers such shares.

          (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7.     CONTRIBUTION.
            -----------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.     REPORTS  UNDER  THE  EXCHANGE  ACT.
            ----------------------------------

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:
                                          ---------

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Exchange Agreement) and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

          (c) Furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.     AMENDMENT  OF  REGISTRATION  RIGHTS.
            -----------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and a majority of the Required Holders. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     10.     MISCELLANEOUS.
              ------------

          (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If  to  the  Company,  to:            Charys Holding Company, Inc.
                                      1117 Perimeter Center West, Suite N415
                                      Atlanta, Georgia 30338
                                      Attention:  Billy V. Ray, Jr.
                                      Telephone:  (678)  443-2300
                                      Facsimile:  (678)  443-2320


With  a  copy  to:                    Glast,  Phillips  &  Murray,  P.C.
                                      815  Walker  Street,  Suite  1250
                                      Houston,  Texas  77002
                                      Attention:  Norman  T.  Reynolds,  Esq.
                                      Telephone:  (713)  237-3135
                                      Facsimile:  (713)  237-3202

If to an Investor, to its address and facsimile number on the Schedule of Investors attached hereto, with copies to such Investor's representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (e) This Agreement, the Securities Exchange Agreement and related documents including the Convertible Notes and the Default Warrants, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Exchange Agreement and related documents including the Convertible Notes and the Default Warrants, supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof. In the event of any conflict between the provisions of this Agreement and the Securities Exchange Agreement, the Convertible Notes and the Default Warrants, the terms of the Securities Exchange Agreement shall control.

          (f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

          (j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Investor Registration Rights Agreement to be duly executed as of day and year first above written.

                                    COMPANY:
                                    CHARYS  HOLDING  COMPANY,  INC.

                                    By:
                                       -----------------------------------------
                                    Name:  Billy  V.  Ray,  Jr.
                                    Title:  Chief  Executive  Officer


                                    INVESTORS:
                                    GOTTBETTER  CAPITAL  MASTER,  LTD.

                                    By:
                                       -----------------------------------------
                                    Name:  Adam  S.  Gottbetter
                                    Title:  Director


                                    CASTLERIGG  MASTER  INVESTMENTS  LTD.

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    UBS  O'CONNOR  LLC  F/B/O  O'CONNOR  PIPES
                                    CORPORATE STRATEGIES MASTER LTD.

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                   SCHEDULE I
                                   ----------

                              SCHEDULE OF INVESTORS
                              ---------------------


                                              ADDRESS/FACSIMILE
NAME                                         NUMBER OF INVESTOR
-------------------------------------  -------------------------------

Gottbetter Capital Master, Ltd.        488 Madison Avenue
                                       New York, NY 10022
                                       Facsimile: (212) 400-6999

With a copy to:                        Jason M. Rimland, Esq.
                                       Gottbetter & Partners, LLP
                                       488 Madison Avenue
                                       New York, NY 10022
                                       Facsimile: (212) 400-6901

Castlerigg Master Investments          40 West 57th Street, 26th Floor
                                       New York, NY 100192
                                       Facsimile: (212) 603-5710
                                       Email: mpliskin@sandellmgmt.com

UBS O'Connor LLC F/B/O O'Connor Pipes  1 North Wacker
Corporate Strategies Master Ltd.       Chicago, IL 60606
                                       Facsimile: (312) 525-5868

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                         -------------------------------
                            OF REGISTRATION STATEMENT
                            -------------------------

Attention:

     Re:     CHARYS  HOLDING  COMPANY,  INC.

Ladies  and  Gentlemen:

     We are counsel to Charys Holding Company, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain
 -------
Securities Exchange Agreement (the "Securities Exchange Agreement") entered into
 --                                 -----------------------------
by and among the Company and the investors named therein (collectively, the "Investors") pursuant to which the Company issued to the Investors Subordinated
 ---------
Unsecured  Convertible  Notes (the "Notes"), and if applicable, Default Warrants
                                    -----
("Default  Warrants"),  which  Notes  and  Default Warrants are convertible into
  -----------------
shares  of  Common  Stock,  par  value  $0.001  per  share (the "Common Stock").
                                                                 ------------
Pursuant to the Securities Exchange Agreement, the Company also has entered into a Registration Rights Agreement with the Investors (the "Registration Rights
                                                             -------------------
Agreement")  pursuant  to  which  the  Company  agreed,  among  other things, to
---------
register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act").
                                                               --------------
In  connection  with  the  Company's  obligations  under the Registration Rights
Agreement,  on                    the Company filed a Registration Statement on
                ------------ ----,
Form            (File No. 333              )(the "Registration Statement") with
      --------               --------------       ----------------------
the  Securities  and Exchange Commission (the "SEC") relating to the Registrable
                                               ---
Securities which names each of the Investors as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

                                          Very  truly  yours,

                                          [LAW  FIRM]

                                          By:
                                             ----------------------------

cc:     [LIST NAMES OF INVESTOR]